SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to Sec. 240.14a-12.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of Oppenheimer Global Strategic Income Fund (the “Fund”) will be held at 1:00 p.m. Mountain Time on May 1, 2015, as may be adjourned or postponed, at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112. A formal notice of the Meeting appears on the next page and is followed by a proxy statement for the Meeting.

The Meeting is being held for the purpose of seeking shareholder approval on proposals approved by the Fund’s Board of Trustees (the “Board”). As described further in the enclosed proxy statement, these proposals include:

(1)	To elect Arthur P. Steinmetz as a Trustee of the Fund. In July 2014, Mr. Steinmetz was appointed Chief Executive Officer and Chairman of OFI Global Asset Management, Inc. (the “Manager”), which currently serves as manager of the Oppenheimer family of funds, including the Fund. In January 2015, Mr. Steinmetz was also appointed Chairman of OppenheimerFunds, Inc. (the “Sub-Adviser”), which currently serves as sub-adviser for the Oppenheimer family of funds. As such, Mr. Steinmetz is uniquely positioned to serve as a Trustee.
(2)	To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and Apollo Credit Management, LLC. On January 22, 2015, the Board approved, subject to shareholder approval, a new investment sub-sub-advisory agreement between the Sub-Adviser and Apollo Credit Management, LLC (“ACM”) (the “Apollo Agreement”).
(3)	To approve implementation of a manager of managers arrangement with respect to the Fund. On November 11, 2014 and January 22, 2015, the Board approved, subject to shareholder approval, the implementation of a manager of managers arrangement for the Fund that will permit each of the Manager and the Sub-Adviser, subject to the prior approval of the Board, to enter into and materially amend agreements with sub-advisers without obtaining prior approval of the Fund’s shareholders (the “Manager of Managers Arrangement”).

If the proposals are approved at the Meeting it is expected that the Apollo Agreement and the Manager of Managers Arrangement will become effective as soon as reasonably practicable.

After careful consideration, the Board recommends that you vote FOR each Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: February 27, 2015

By Order of the Board of Trustees

Arthur Gabinet, Secretary

 ____________________________________________________________________________________

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

QUESTIONS AND ANSWERS:

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

(1)	To elect Arthur P. Steinmetz as a Trustee of the Fund. In July 2014, Mr. Steinmetz was appointed Chief Executive Officer and Chairman of OFI Global Asset Management, Inc. (the “Manager”), which currently serves as manager of the Oppenheimer family of funds, including the Fund. In January 2015, Mr. Steinmetz was also appointed Chairman of OppenheimerFunds, Inc. (the “Sub-Adviser”), which currently serves as sub-adviser for the Oppenheimer family of funds. As such, Mr. Steinmetz is uniquely positioned to serve as a Trustee.
(2)	To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and Apollo Credit Management, LLC. On January 22, 2015, the Board approved, subject to shareholder approval, a new investment sub-sub-advisory agreement between the Sub-Adviser and Apollo Credit Management, LLC (“ACM”) (the “Apollo Agreement”).
(3)	To approve implementation of a manager of managers arrangement with respect to the Fund. On November 11, 2014 and January 22, 2015, the Board approved, subject to shareholder approval, the implementation of a manager of managers arrangement for the Fund that will permit each of the Manager and the Sub-Adviser, subject to the prior approval of the Board, to enter into and materially amend agreements with sub-advisers without obtaining prior approval of the Fund’s shareholders (the “Manager of Managers Arrangement”).

Has my Fund’s Board approved the Proposals?

Yes. These proposals were approved by the Fund’s Board, including a majority of the Independent Trustees, and the Board and recommends that you vote to approve each proposal.

Why am I being asked to elect Arthur P. Steinmetz as a Trustee?

In July 2014, Mr. Steinmetz was appointed Chief Executive Officer and Chairman of the Manager, which currently serves as manager of the Oppenheimer family of funds. In January 2015, Mr. Steinmetz was also appointed Chairman of the Sub-Adviser, which currently serves as sub-adviser for the Oppenheimer family of funds. In addition, Mr. Steinmetz has served as President and Principal Executive Officer of the Fund and other funds in the Oppenheimer fund complex since September 2014 and is a former Vice President and portfolio manager of the Fund. As such, Mr. Steinmetz is uniquely positioned to serve as a Trustee. The Board has reviewed Mr. Steinmetz’s qualifications and background and believes that he is experienced in overseeing investment companies and is familiar with the Fund, the Oppenheimer fund complex and the Manager.

Why am I being asked to approve the Apollo Agreement?

The Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which requires that a new investment advisory agreement or sub-advisory agreement (including sub-sub-advisory agreements) be approved by a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act) absent special exemptive relief from the SEC. At present, all of the Fund’s assets are managed by the Fund’s sub-adviser, OppenheimerFunds, Inc. (the “Sub-Adviser”) pursuant to a sub-advisory agreement between the Sub-Adviser and the Manager. The Manager and the Sub-Adviser have concluded that the selection of ACM to manage a certain portion of the Fund’s assets allocated to it by the Sub-Adviser (the “Allocated Assets”) serves the interests of the Fund’s shareholders better than the current arrangement because they believe ACM is uniquely positioned to provide the Fund with access to diversified credit strategies not otherwise used by the Sub-Adviser. Because the Manager of Managers Arrangement that would otherwise apply to allow the Sub-Adviser to appoint ACM without shareholder approval has not yet been implemented, the Apollo Agreement must be submitted to shareholders of the Fund for their vote. The provisions of the Investment Company Act relating to the approval of investment advisory agreements are designed to ensure that shareholders of registered investment companies are able to participate in the decision as to which investment adviser, sub-adviser or sub-sub-adviser manages the investment company.

If approved, how will the Apollo Agreement affect my Fund?

The approval of the Apollo Agreement should have very little effect on your experience as a shareholder of the Fund. The proposal, if approved, will not result in increased fees to shareholders as the Sub-Adviser, not the Fund, will pay ACM an annual fee under the Apollo Agreement. Further, the approval of the Apollo Agreement is not anticipated to result in any change to the Fund’s investment objective or investment policies. Apollo, subject to oversight by the Manager, the Sub-Adviser and the Board, will manage the “Allocated Assets” in a manner that is consistent with the Fund’s current investment objective.

Why am I being asked to approve implementation of the Manager of Managers Arrangement?

Shareholders of the Fund are being asked to vote on implementation of the manager of managers arrangement available to the Fund, the Manager, and the Sub-Adviser, which allows each of the Manager and the Sub-Adviser to hire, and materially amend sub-advisory agreements with, sub-advisers to manage the Fund’s assets without shareholder approval, but subject to prior approval by the Board. If this proposal is approved, shareholders will lose the ability to vote for new sub-sub-advisers hired to manage Fund assets pursuant to the Manager of Managers Arrangement.

Will my vote make a difference?

Your vote is very important no matter how many shares you own and can make a difference in the management of the Fund. You vote can help ensure that the proposals recommended by the Board can be implemented. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation.

Who is paying for preparation, printing and mailing of the Proxy Statement?

The costs associated with the Proxy Statement, including the mailing and proxy solicitation costs, will be borne by the Manager.

When will the Meeting be held?

The Meeting will be held at 1:00 p.m. Mountain Time on May 1, 2015, unless it is adjourned or postponed.

Will the Fund’s Board attend the Meeting?

No. Members of the Fund’s Board are not required to attend the meeting and do not plan to attend the Meeting.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy ballot, and mailing the proxy ballot in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot and accompanying materials. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy information line toll-free at 1-866-751-6314.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

_________________________

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

_________________________

A Special Meeting of Shareholders of Oppenheimer Global Strategic Income Fund (“Fund”) will be held at 1:00 p.m. Mountain Time on May 1, 2015, as may be adjourned or postponed from time to time (the “Meeting”), at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112. The purpose of the Meeting is to seek shareholder approval of three proposals recently approved by the Fund’s Board of Trustees (the “Board”). At the Meeting, shareholders will be asked to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

(1)	To elect Arthur P. Steinmetz (the “Nominee”) as a Trustee of the Fund.

(2)	To approve a new sub-sub-advisory agreement between OppenheimerFunds, Inc. (the “Sub-Adviser”) and Apollo Credit Management, LLC (“ACM”).

(3)	To approve the implementation of a manager of managers arrangement with respect to the Fund (the “Manager of Managers Arrangement”).

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

The Proposals referenced above are discussed in the Proxy Statement attached to this Notice. Only shareholders of record who owned shares of the Fund at the close of business on January 15, 2015 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please be certain to sign, date and return each proxy card you receive. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposals.

After careful consideration, the Board recommends that you vote FOR each Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: February 27, 2015

By Order of the Board of Trustees

Arthur Gabinet, Secretary

 ____________________________________________________________________________________

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

TABLE OF CONTENTS

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS	vii

PROXY STATEMENT	1

Proposal 1: To elect Arthur P. Steinmetz as a Trustee of the Fund	2

Proposal 2: To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and Apollo Credit Management, LLC	22

Proposal 3: To approve the implementation of a manager of managers arrangement with respect to the Fund	33
Information Regarding the Fund	36

Appendix A: Form of Sub-Sub-Advisory Agreement Between Sub-Adviser and Apollo Credit Management, LLC	A-1

Appendix B: Governance Committee Charter	B-1

_______________________________________________________

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

___________________________________________________

Special Meeting of Shareholders to be Held on May 1, 2015

This is a Proxy Statement for Oppenheimer Global Strategic Income Fund (the “Fund”). The Fund’s Board of Trustees (the “Board”) is soliciting proxies for a Special Meeting of Shareholders of the Fund to approve proposals that have already been approved by the Board.

The Board has sent you this Proxy Statement to ask for your vote on three proposals affecting your Fund. The Fund will hold a Special Meeting of Shareholders on May 1, 2015 at 1:00 p.m. Mountain Time, as may be adjourned or postponed from time to time (the “Meeting”). The Meeting will be held at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

Shareholders of record who owned shares of the Fund at the close of business on January 15, 2015 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the meeting. Please be certain to sign, date and return the proxy card you receive. Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they owned on the Record Date.

You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy information line toll-free at 1-866-751-6314. The Fund expects to mail the Notice of Special Meeting, this Proxy Statement and proxy ballot to shareholders on or about March 6, 2015.

The Fund, which is organized as a Delaware statutory trust, is an open-end, diversified management investment company registered under the Investment Company Act. OFI Global Asset Management, Inc. (the “Manager”), 225 Liberty Street, New York, New York 10281, serves as the Fund's investment adviser. OppenheimerFunds, Inc. (the "Sub-Adviser"), 225 Liberty Street, New York, New York 10281, serves as its sub-adviser.

The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a website that contains information about the Fund (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street NE, Washington, D.C.  20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street NE, Washington, D.C., 20549, at prescribed rates.

 The Annual Report to Shareholders of the Fund has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report, please call the Fund toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

PROPOSAL 1: To elect Arthur P. Steinmetz as a Trustee of the Fund
PROPOSAL 2: To approve the Apollo Agreement PROPOSAL 3: To approve implementation of the Manager of Managers Arrangement

PROPOSAL 1

TO ELECT ARTHUR P. STEINMETZ AS A TRUSTEE OF THE FUND

The purpose of this Proposal 1 is to elect Arthur P. Steinmetz (“Nominee”) as a Trustee of the Fund. In July 2014, Mr. Steinmetz was appointed Chief Executive Officer and Chairman of OFI Global Asset Management, Inc. (the “Manager”), which currently serves as manager of the Oppenheimer family of funds. In January 2015, Mr. Steinmetz was also appointed Chairman of OppenheimerFunds, Inc , (the “Sub-Adviser”), which currently serves as subadviser to the Oppenheimer family of funds. Mr. Steinmetz has served as President and Principal Executive Officer of the Fund and other funds in the Oppenheimer fund complex since September 2014 and is a former Vice President and portfolio manager of the Fund. As such, Mr. Steinmetz is uniquely positioned to serve as a Trustee. The Board has reviewed Mr. Steinmetz’s qualifications and background and believes that he is experienced in overseeing investment companies and is familiar with the Fund, the Oppenheimer fund complex and the Manager.

The Fund is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Nominee will serve an indefinite term or until his resignation, retirement, death or removal. If elected, the Nominee will begin his term as Board Member as soon as practicable. If the Nominee should be unable to accept election, serve his term or resign, the Board may, subject to the Investment Company Act, in its discretion, select another person to fill the vacant position. The Nominee has consented to be named as such in this Proxy Statement and to serve as Trustee if elected.

The Nominee does not currently serve as a Trustee of the Fund. Mr. Steinmetz is an “interested person” of the Fund (as that term is defined in the Investment Company Act) because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager, as a director of the Sub-Adviser, and as a shareholder of the parent company of the Sub-Adviser. As an interested person, Mr. Steinmetz will not receive a salary or fee from the Fund.

The Board has determined that the Nominee nominated for election as a Trustee, along with the Trustees currently serving on the Board, is appropriate to oversee the Fund. Proxies cannot be voted for a greater number of persons than the number of Nominees.

After due consideration, the members of the Board selected and nominated the Nominee and recommended to shareholders the election of the Nominee. In making the recommendation, the Board took into consideration a number of factors, including the knowledge, background, and experience of the Nominee in overseeing the Fund.

If shareholders approve the election of the Nominee as Trustee, the Fund will continue to be overseen by the same individuals who currently constitute the Board, with the addition of Mr. Steinmetz, as of the effective date he joins the Board. The Board is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance and review the actions of the Manager and the Sub-Adviser, which is responsible for the Fund’s day-to-day operations. The Board met in person 7 times during the Fund’s most recent fiscal year.

Interested Nominee

Mr. Steinmetz is an “Interested Nominee” because he is affiliated with the Manager and Sub-Adviser by virtue of his positions as an officer and director of the Manager, director of the Sub-Adviser and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he will serve for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Below is a brief discussion of the specific experience, qualifications, attributes and skills of the Nominee that led the Board to conclude that he should serves as a Trustee of the Fund. During the course of his association with the Manager and Sub-Adviser, Mr. Steinmetz has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters. As such, he will contribute significantly to the Board’s deliberations. The Nominee’s professional experience is outlined in the table below.

Name, Year of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During the Past 5 Years
Arthur P. Steinmetz (1958) President and Principal Executive Officer of the Fund since September 16, 2014 Not currently serving as a Trustee	Chairman of the Sub-Adviser (since January 2015). CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser's parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).

General Information Regarding the Board

Each current Trustee, their position with the Fund (if any), length of service in such position(s) and principal occupations and business affiliations during at the past five years, are listed in the charts below. The address of each Independent Trustee (not an “interested person” as that term is defined in the Investment Company Act) in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Independent Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Name, Year of Birth, Position(s), Length of Service	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held
Sam Freedman (1940), Chairman of the Board of Trustees, Trustee since 1996	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
Jon S. Fossel (1942), Trustee, Trustee since 1990

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December

2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation

(non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until

October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-

Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish (1948), Trustee, Trustee since 2002	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
Beverly L. Hamilton (1946), Trustee, Trustee since 2002	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
Victoria J. Herget (1951), Trustee, Trustee since 2012, Bo	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
Robert J. Malone (1944), Trustee, Trustee since 2002,	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.
F. William Marshall, Jr. (1942), Trustee, Trustee since 2000	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
Karen L. Stuckey (1953), Trustee, Trustee since 2012	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.
James D. Vaughn (1945), Trustee, Trustee since 2012	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

Mr. Glavin is an “Interested Trustee” because his is affiliated with the Manager and Sub-Adviser by virtue of his positions as a director of the Sub-Adviser and shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Name, Age, Position(s), Length of Service	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held
William F. Glavin, Jr (1958) Trustee, Trustee since 2009	Chairman of the Sub-Adviser (July 2014 – December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

Equity Securities Owned by the Nominee and Trustees. Information relating to the amount of equity securities owned by the Nominee and Trustees, in the Fund, as well as other funds in the fund complex, as of December 31, 2014 is set forth in below.

Interested Trustee/Interested Nominee	Dollar Range of Equity Securities Owned in the Fund

Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies Overseen by Interested Trustee/Interested Nominee in the Oppenheimer Family of Investment Companies As of

December 31, 2014

William F. Glavin, Jr.	None	Over $100,000
Arthur P. Steinmetz	$10,001-$50,000	Over $100,000

Independent Trustees	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies Overseen by Trustee in the Oppenheimer Family of Investment Companies As of December 31, 2014
Sam Freedman	None	Over $100,000
Jon S. Fossel	None	Over $100,000
Richard F. Grabish	None	Over $100,000
Beverly L. Hamilton	Over $100,000	Over $100,000
Victoria J. Herget	None	Over $100,000
Robert J. Malone	$50,001-$100,000	Over $100,000
F. William Marshall, Jr.	$1-$10,000	Over $100,000
Karen L. Stuckey	None	Over $100,000
James D. Vaughn	None	Over $100,000

Compensation.

The Independent Trustees receive compensation for services as Trustees and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each fund, including the Fund, for which an Independent Trustee serves, pays a share of these expenses. The officers and the Interested Trustee of the Fund, Mr. Glavin, who is affiliated with the Manager and the Sub-Adviser, receive no salary or fee from the Fund. The Independent Trustees’ total compensation from the Fund during the most recent fiscal year, and from the fund complex during the calendar year ended December 31, 2014 represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Board of the Fund and of other funds in the OppenheimerFunds complex. The compensation paid to each Independent Trustee is set forth below.

Independent Trustees/Independent Nominees	Aggregate Compensation From the Fund for Fiscal Year Ended September 30, 2014[1]	Total Compensation From the Fund and Fund Complex for the Year Ended December 31, 2014[2]
Sam Freedman Chairman of the Board	$21,523	$336,000
Jon S. Fossel Audit Committee Member	$14,349	$224,000
Richard F. Grabish Review Committee Chairman and Governance Committee Member	$15,536	$241,500
Beverly L. Hamilton Governance Committee Chairman and Review Committee Member	$16,501[3]	$257,600
Victoria J. Herget Review Committee Member and Governance Committee Member	$14,349	$224,000
Robert J. Malone Governance Committee Member and Review Committee Member	$14,349	$224,000
F. William Marshall, Jr. Audit Committee Chairman and Governance Committee Member	$17,219	$449,256[4]
Karen L. Stuckey Audit Committee Member and Governance Committee Member	$14,349	$224,000
James D. Vaughn Audit Committee Member and Governance Committee Member	$14,349	$224,000

1.	Aggregate Compensation from the Fund” includes fees and deferred compensation, if any.
2.	In accordance with SEC regulations, for purposes of this section only, “Fund Complex” includes the Oppenheimer Funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund’s Manager. The Manager also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the Oppenheimer Funds’ “Fund Complex” as that term may be otherwise interpreted.
3.	Includes $16,501 deferred by Ms. Hamilton under the “Compensation Deferral Plan” described below.
4.	Includes $180,456 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

Compensation Deferral Plan for Trustees

The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.

Board Meetings

The Fund is governed by a Board of Trustees, which is responsible for overseeing the Fund. The Board is led by Sam Freedman, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Fund's activities, including to review its performance, oversee potential conflicts that could affect the Fund, and review the actions of the Manager and Sub-Adviser. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager and Sub-Adviser, internal auditors, the Manager’s Chief Risk Officer, the Fund's Chief Compliance Officer, the Fund's outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

Committees of the Board

The Board has an Audit Committee, a Review Committee and a Governance Committee. Each of the Committees is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board's oversight.

The Audit Committee is comprised solely of Independent Trustees. The members of the Audit Committee are F. William Marshall, Jr. (Chairman), Jon S. Fossel, Karen L. Stuckey and James D. Vaughn. The Audit Committee selects the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation on certain investments. The Audit Committee held 5 meetings during the Fund’s most recent fiscal year.

The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Richard F. Grabish (Chairman), Beverly L. Hamilton, Victoria J. Herget and Robert J. Malone. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reviews Fund performance and expenses as well as oversees several of the Fund's principal service providers and certain policies and procedures of the Fund. The Review Committee also reviews certain reports from and meets regularly with the Fund's Chief Compliance Officer. The Review Committee held 5 meetings during the Fund’s most recent fiscal year.

The Governance Committee is comprised solely of Independent Trustees. The members of the Governance Committee are Beverly L. Hamilton (Chairman), Richard F. Grabish, Victoria J. Herget, Robert J. Malone, F. William Marshall, Jr., Karen L. Stuckey and James D. Vaughn. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Fund governance and the nomination of the Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. New Trustees may be elected by the full Board or by a shareholder vote. The Governance Committee held 3 meetings during the Fund’s most recent fiscal year.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Trustee and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial CO, 80112-3924.

Officers of the Fund. Information is given below about the officers who are not Trustees of the Fund or Nominees, including their business experience during the past five years. All such officers of the Fund, with the exception of portfolio managers, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds. The address for Messrs. Edwards, Gabinet and Mss. Bloomberg, Kantesaria, Picciotto and Sexton is 225 Liberty Street, New York, NY 10281-1008. The address for Messrs. Kennedy, Legg, O’Donnell and Wixted and Mss. Burley, La Fond and Miller is 6803 S. Tucson Way, Centennial, CO 80112-3924.

All officers serve at the pleasure of the Board. Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Name, Year of Birth, Position(s), Length of Service	Principal Occupation(s) During the Past 5 Years
Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer since 2013	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).
Jennifer Sexton (1969) Vice President and Chief Business Officer since 2014	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).
Brian W. Wixted (1959) Treasurer and Principal Financial and Accounting Officer since 2012	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).
Julie Burley (1981) Assistant Treasurer since 2013	Vice President of the Manager (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).
James A. Kennedy (1958) Assistant Treasurer since 2012	Senior Vice President of the Manager (since January 2013); Senior Vice President of the Sub-Adviser (September 2006-December 2012.)
Jan Miller (1963) Assistant Treasurer since 2012	Assistant Vice President of the Manager (since 2013); Assistant Vice President of the Sub-Adviser (2005-December 2012); Assistant Vice President in the Sub-Adviser's Fund Accounting department (November 2004 to March 2006).
Mathew O'Donnell (1967) Assistant Treasurer since 2012	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (January 2008-December 2012); Accounting Policy Director of the Sub-Adviser (May 2007-March 2012).
Arthur S. Gabinet (1958) Secretary and Chief Legal Officer since 2012	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).
Lisa I. Bloomberg (1968) Assistant Secretary since 2012	Senior Vice President and Deputy General Counsel of the Manager (since January 2013); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of the Sub-Adviser; Vice President (May 2004-January 2010) and Associate Counsel of the Sub-Adviser (May 2004-May 2008).
Randy G. Legg (1965) Assistant Secretary since 2012	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of the Sub-Adviser; Associate Counsel (January 2007-March 2011) of the Sub-Adviser.
Taylor V. Edwards (1967) Assistant Secretary since 2012	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of the Sub-Adviser; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Sub-Adviser.
Amee Kantesaria (1980) Assistant Secretary since 2012	Vice President and Associate Counsel of the Manager (since January 2014); Vice President and Assistant Counsel of the Manager (January 2013-January 2014); Vice President (May 2009-December 2012) and Assistant Counsel (December 2006-December 2012) of the Sub-Adviser; Assistant Vice President (December 2006-May 2009) of the Sub-Adviser; Assistant Secretary (since January 2011) of the Sub-Adviser and Oppenheimer Acquisition Corp.
Gloria J. LaFond (1945) Blue Sky Officer since 2012	Assistant Vice President of the Manager (since January 2013); Assistant Vice President (January 2006-December 2012) of the Sub-Adviser.

Name, Year of Birth, Position(s), Length of Service	Principal Occupation(s) During the Last 5 Years
Michael Mata (1963) Vice President (since 2014)	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000).
Krishna Memani (1960) Vice President (since 2009)	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).
Jack Brown, CFA (1973) Vice President (since 2013)	Vice President of the Sub-Adviser (since May 2009) and was a senior analyst for the High Yield Corporate Debt team (from 2000-2012). He joined the Sub-Adviser (in 1995) and has held numerous positions including fixed income liaison, analyst and senior analyst.
Sara J. Zervos, PhD. (1969) Vice President (since 2010)

Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and the team’s Director of International Research. Ms. Zervos serves on the Board of the Emerging Market Trade Association (EMTA) (since January 2014) and is a member of the Federal Reserve Bank of New York Foreign Exchange Committee (since January 2014). Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007).

All officers serve at the pleasure of the Board. As of December 31, 2014, the Nominee, continuing Trustees and officers of the Fund, individually and as a group, beneficially owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the OppenheimerFunds Distributor, Inc. (the Fund’s principal underwriter, referred to herein as the “Distributor”) or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Investment Manager, Administrator and Distributor

OFI Global Asset Management, Inc. (the “Manager”), 225 Liberty Street, New York, New York 10281, serves as the Fund's investment adviser and also acts as the Fund’s Transfer Agent. OppenheimerFunds, Inc. (the "Sub-Adviser"), 225 Liberty Street, New York, New York 1028, serves as its sub-adviser. OppenheimerFunds Distributor, Inc., located at 225 Liberty Street, 11th Floor, New York, New York 10281, serves as the Fund’s distributor. Shareholder Services, Inc. doing business as OppenheimerFunds Services, serves as the Fund’s sub-transfer agent and is located at P.O. Box 5270 Denver, Colorado 80217.

Independent Registered Public Accounting Firm Fees and Services

The Fund selected KPMG LLP as its Independent Registered Public Accounting Firm (“Principal Accountant” or “KPMG”) for each of its 2013 and 2014 fiscal years as well as the current fiscal year. Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

Set forth below, for the Fund’s two most recent fiscal years, are the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund.

Audit Fees. KPMG billed the Fund the following amounts for professional services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years: $60,900 for the fiscal year ended September 30, 2013 and $62,100 for the fiscal year ended September 30, 2014.

Audit-Related Fees. Audit-related fees are for assurance and related services by KPMG that are reasonably related to the performance of the auditor’s review of the Fund’s financial statements and are not reported under the prior category. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. KPMG received the following amounts in audit-related fees from the Fund: $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014. KPMG received the following amounts in audit-related fees from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund: $500,945 for the fiscal year ended September 30, 2013 and $1,042,959 for the fiscal year ended September 30, 2014.

Tax Fees. Tax Fees include fees for tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. KPMG received the following amounts in tax fees from the Fund: $0 for the fiscal year ended September 30, 2013 and $1,450 for the fiscal year ended September 30, 2014.KPMG received the following amounts in tax fees from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund: $653,930 for the fiscal year ended September 30, 2013 and $467,462 for the fiscal year ended September 30, 2014.

All Other Fees. All other fees include fees for products and services provided by KPMG other than the services reported under the prior three categories. Such fees would include the cost to KPMG of attending audit committee meetings. KPMG received no such fees from the Fund or from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund, during the Fund’s fiscal years ended September 30, 2013 and September 30, 2014.

During its regularly scheduled periodic meetings, the Fund’s Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Fund.

The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting. Pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund’s fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit. All services described in “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Fund’s current Audit Committee.

Aggregate Non-Audit Services Fees. KPMG received the following aggregate non-audit services fees from the Fund and the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund: $1,154,875 for the fiscal year ended September 30, 2013 and $1,511,871 for the fiscal year ended September 30, 2014. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Fund’s current Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence. No such services were rendered.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE ELECTION OF ARTHUR P. STEINMETZ AS A TRUSTEE OF THE FUND.

PROPOSAL 2

TO APPROVE THE APOLLO AGREEMENT

The purpose of this Proposal 2 is to approve a new investment sub-sub-advisory agreement for the Fund (the “Apollo Agreement”) between the OppenheimerFunds, Inc. (the “Sub-Adviser”) and Apollo Credit Management, LLC (“ACM”), a subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries including ACM, “Apollo”). Pursuant to the Apollo Agreement, ACM will manage the portion of the Fund's assets allocated to it by the Sub-Adviser (the “Allocated Assets”) using a contrarian, value-oriented approach focused on diversified credit strategies intended to take advantage of the ACM credit platform in accordance with the Fund's investment objective and strategies as described in its registration statement.

In general, the Investment Company Act requires all new investment advisory agreements, including sub-sub-advisory agreements, to be approved by both the Board and the vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of a registered investment company. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (an "Investment Company Act Majority"). Approval of the Proposal requires the affirmative vote of an Investment Company Majority of the Fund’s shares.

As described in more detail below, at its meeting held on January 22, 2015 (the "Board Meeting"), the Board, including a majority of the Independent Trustees, approved (a) the appointment of ACM as a sub-sub-adviser to the Fund and (b) the Apollo Agreement. In addition, the Board, including a majority of the Independent Trustees, recommended the approval of the Apollo Agreement to the Fund's shareholders.

The Sub-Adviser believes that the investment strategy employed by ACM provides the Fund with access to diversified credit strategies that are currently not utilized by the Sub-Adviser, and is consistent with the Fund's investment objective. Apollo is a leading global alternative investment manager. Apollo is a contrarian, value-oriented investor in private equity, credit and real estate, with significant distressed credit expertise. Apollo operates its businesses in an integrated manner which it believes distinguishes it from other alternative investment managers. Apollo has applied this investment philosophy over its 24-year history, deploying capital across the balance sheet of industry leading businesses, and seeking to create value for investors throughout economic cycles.

Current Advisory Arrangements

The Manager oversees the Fund's investments and its business operations, subject to the policies established by the Fund’s Board, under an investment advisory agreement dated November 1, 2013 with the Fund that describes the Manager’s responsibilities (the “Agreement”). The Agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. Under the Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, 0.50% of the next $4 billion, 0.48% of the next $5 billion, and 0.46% in excess of $10 billion, calculated on the daily net assets of the Fund. The aggregate advisory fee paid to the Manager for the fiscal year ended September 30, 2014 was 0.52%.

Material Terms of the Agreement

The Board most recently approved the Agreement at an in-person meeting held on August 19, 2014.

The Manager has served as the Fund’s Manager pursuant to the Agreement since January 1, 2013. Prior to that date, the Sub-Adviser served as the Fund’s investment adviser. Shareholder approval of the Agreement was not required since the restructuring of the advisory arrangements did not constitute an “assignment” for purposes of Section 15(a)(4) of the Investment Company Act.

Set forth below is a general description of the material terms of the Agreement.

Investment Advisory Services. In accordance with the terms of the Agreement, the Manager, subject to the supervision of the Board and the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and Statement of Additional Information will (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of the Agreement, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

The Agreement require the Manager to, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the SEC; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Fund. The Agreement requires the Manager, at its own cost and expense, to also provide the Fund with adequate office space, facilities and equipment.

Advisory Fees. The Agreement describes the expenses that the Fund is responsible for paying to conduct its business. Under the Agreement, the Fund will pay the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, 0.50% of the next $4 billion, 0.48% of the next $5 billion, and 0.46% in excess of $10 billion, calculated on the daily net assets of the Fund. Expenses not expressly assumed by the Manager under the Agreement, or by the distributor of the Fund’s shares, are paid by the Fund, such as interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, certain printing and registration costs and non-recurring expenses, including litigation.

Liability. The Agreement states that, provided that nothing in the Agreement shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreement relates.

Term. The Agreement states that unless earlier terminated, the Agreement shall remain in effect until two years from the date of execution, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Trustees, including the vote of the majority of the trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

Termination. The Agreement states that it may be terminated (i) by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to the Manager (which notice may be waived by the Manager) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund. The Agreement also states that it shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

Use of “Oppenheimer” Name. The Agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Material Terms of the Sub-Advisory Agreement

The Board most recently approved the sub-advisory agreement (the “Sub-Advisory Agreement”) at an in-person meeting held on August 19, 2014. The Sub-Adviser has served as the Fund’s Sub-Adviser pursuant to the Sub-Advisory Agreement since January 1, 2013. Prior to that date, the Sub-Adviser served as the Fund’s investment adviser. Shareholder approval of the Sub-Advisory Agreement was not required since the restructuring of the advisory arrangements did not constitute an “assignment” for purposes of Section 15(a)(4) of the Investment Company Act.

Set forth below is a general description of the material terms of the Sub-Advisory Agreement.

The Sub-Adviser has a Sub-Advisory Agreement with the Manager and is paid by the Manager. The Sub-Adviser, chooses the Fund's investments and provides related advisory services. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services.

Under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities, commodity interests and the property comprising the assets of the Fund. The Sub-Adviser selects securities and/or commodity interests for the Fund's portfolio and provides related advisory services. The portfolio manager(s) of the Fund is employed by the Sub-Adviser and is principally responsible for the provision of advisory services to the Fund's portfolio. Other members of the Sub-Adviser's investment teams provide the portfolio manager(s) with counsel and support in managing the Fund's portfolio.

Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the Sub-Advisory Agreement is paid by the Manager, not by the Fund.

The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Description of the Material Terms of the Apollo Agreement

General Information. The following description of the material terms of the Apollo Agreement is qualified in its entirety by reference to the form of the sub-sub-advisory agreement between the Sub-Adviser and ACM, attached hereto as Appendix A.

Investment Sub-Sub-Advisory Services. In accordance with the terms of the Apollo Agreement, ACM, subject to the supervision of the Manager, the Sub-Adviser, and the Board and the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and Statement of Additional Information will (i) regularly provide investment advice and recommendations to the Fund with respect to the Allocated Assets, investment policies and the purchase and sale of securities and other investments; (ii) supervise and monitor the investment program of the Allocated Assets and the composition of the portfolio of the Allocated Assets; (iii) determine what securities and other investments within the Allocated Assets shall be purchased or sold by the Fund; (iv) arrange, subject to the provisions of the Apollo Agreement, for the purchase of securities and other investments for the Allocated Assets and the sale of securities and other investments held in the portfolio of the Allocated Assets and (v) take any other actions in respect of any investments comprising a portion of the Allocated Assets or related thereto.

Sub-Sub-Advisory Fees. ACM is entitled to a sub-sub-advisory fee for its investment services to the Fund. All sub-sub-advisory fees will be paid by the Sub-Adviser, not the Fund. The Sub-Adviser would arrange for the payment of a sub-sub-advisory fee to ACM paid out of the fees the Sub-Adviser receives from the Manager at the following rates applied equally across all the Allocated Assets: 0.90% per annum of the Allocated Assets when Allocated Assets are less than $600 million, 0.85% per annum of the Allocated Assets when Allocated Assets are equal to or greater than $600 million but less than $1 billion and 0.80% per annum of the Allocated Assets when Allocated Assets are equal to or greater than $1 billion.

Because the Manager pays the Sub-Adviser out of the advisory fees it receives from the Fund and the Sub-Adviser, in turn, would pay ACM out of the fees it receives from the Manager, the addition of ACM as a sub-sub-adviser to the Fund will have no effect on the Fund’s total expenses.

Liability and Indemnification. The Apollo Agreement provides that ACM will exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under the Apollo Agreement. Except as otherwise set forth in the Apollo Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of ACM or a reckless disregard of its duties thereunder, ACM, each of its affiliates and all respective partners, officers, trustees and employees (such persons, with respect to any of the Manager, Sub-Adviser, ACM, but excluding any fund or other account sponsored, managed or advised by any of them, “Affiliates”) and each person, if any, who within the meaning of the Securities Act of 1933,as amended (the “Securities Act”) controls, is controlled by or is under common control with ACM (“Control Persons”) shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Manager, the Sub-Adviser, the Fund or any of the Fund’s shareholders, in connection with the matters to which the Apollo Agreement relates. Except as set forth in the Apollo Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or a reckless disregard of its duties thereunder, the Sub-Adviser, any of its Affiliates and each of the Sub-Adviser’s Control Persons, if any, shall not be subject to any liability to ACM, for any act or omission in the case of, or connected with, rendering services under the Apollo Agreement or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets; provided, however, that nothing therein shall relieve the Sub-Adviser and ACM from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

Under the Apollo Agreement, ACM agrees to indemnify and hold harmless the Sub-Adviser and the Manager and each of their respective Affiliates and Control Persons and their respective officers, trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including as a result of the Sub-Adviser or the Manager’s indemnification of the Fund and including reasonable attorneys’ fees), to which such persons may become subject under the Investment Company Act, the Securities Act, the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), the Commodity Exchange Act or any other statute, law, rule or regulation, arising directly out of ACM’s responsibilities thereunder (1) to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Apollo Agreement by Apollo, any of ACM’s employees or representatives or any other Affiliate of or any person acting on behalf of ACM, or (2) as a result of any untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, and any marketing materials or the omission of a material fact required to be stated in such registration statement or marketing materials necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by ACM to the Fund expressly for inclusion therein or written information regarding ACM or the Allocated Assets furnished by the Sub-Adviser to Apollo for review and such information is expressly approved for inclusion therein by ACM or is not reasonably objected to by ACM as inaccurate or incomplete in any material respect; provided, however, that in no case is ACM’s indemnity under the Apollo Agreement deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under the Apollo Agreement.

Under the Apollo Agreement, the Manager and Sub-Adviser jointly and severally agree to indemnify and hold harmless ACM, its Affiliates and each Control Person of ACM, if any, and their respective officers, trustees and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which ACM or such Affiliates or Control Person of ACM or their respective officers, trustees and employees may become subject under the Investment Company Act, the Securities Act, the Investment Advisers Act, or any other statute, law, rule or regulation, (1) with respect to the Allocated Assets, except to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of duties under the Apollo Agreement by ACM, any of ACM’s employees or representatives or any Affiliate of or any person acting on behalf of ACM, (2) arising out of the Manager or Sub-Adviser’s, as applicable, responsibilities as investment manager or the Manager or Sub-Adviser’s obligations under the Apollo Agreement, in each case to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of duties by the Manager or Sub-Adviser, as applicable, any of the Manager’s or Sub-Adviser’s, as applicable, employees or representatives or any Affiliate of or any person acting on behalf of the Manager or Sub-Adviser, as applicable, or (3) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, or marketing materials or the omission of or alleged omission to state a material fact in such registration statement or marketing materials necessary to make the statements therein not misleading (other than a statement or omission for which ACM is obligated to indemnify the Sub-Adviser and the Manager pursuant to the Apollo Agreement); provided, however, that in no case shall the Sub-Adviser and Manager’s, as applicable, indemnity under the Apollo Agreement be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Apollo Agreement.

Under the Apollo Agreement, the Manager and Sub-Adviser jointly and severally agree to indemnify and hold harmless the Fund and its officers, Trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which such persons may become subject under the Investment Company Act, the Securities Act, the Investment Advisers Act, the Commodity Exchange Act or any other statute, law, rule or regulation, arising directly out of ACM’s responsibilities (1) to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by ACM, any of ACM’s employees or representatives or any other Affiliate of or any person acting on behalf of ACM, or (2) as a result of any untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, and any marketing materials or the omission of a material fact required to be stated in such registration statement or marketing materials necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by ACM to the Fund expressly for inclusion therein or written information regarding ACM or the Allocated Assets furnished by the Sub-Adviser to ACM for review and such information is expressly approved for inclusion therein by ACM or is not reasonably objected to by ACM as inaccurate or incomplete in any material respect; provided, however, that in no case shall the Manager and Sub-Adviser’s indemnity under the Apollo Agreement be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties to the Fund.

Term of the New Sub-Sub-Advisory Agreement. Unless sooner terminated, the Apollo Agreement shall remain in effect until two years from the date of its execution, which shall follow approval by the Fund’s shareholders. Thereafter it shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund’s Board or vote of a majority of the outstanding voting securities of the Fund (as required by the Investment Company Act); provided that in either event its continuance also is approved by a majority of the Fund’s Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Apollo Agreement may be terminated at any time, without payment of any penalty, (i) by vote of a majority of the Fund’s Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to ACM; (ii) by the Sub-Adviser, upon at least 60 days’ written notice to ACM; or (iii) by ACM upon at least 60 days’ written notice to the Sub-Adviser and the Fund. The Apollo Agreement provides that the notice period provided for in clauses (i), (ii) or (iii) may be waived by the parties required to be notified. The Apollo Agreement also states that it shall terminate automatically in the event of its assignment (as such term is defined for the purposes of the 1940 Act and the regulations promulgated thereunder) or upon the termination of the Fund’s Investment Advisory Agreement with the Manager.

Board Considerations

To assist the Trustees in their consideration of the Apollo Agreement, the Trustees received in advance of their meetings on November 11, 2014 and January 22, 2015 certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.

In considering the information and materials relating to the Apollo Agreement, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the Apollo Agreement and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Apollo Agreement. The Trustees noted that, in their consideration of the Apollo Agreement, they relied upon the information provided to them in connection with their oversight of sub-sub-advisory agreements between the Sub-Adviser and other sub-sub-advisers with respect to other funds in the Oppenheimer family of funds. The Trustees further noted that the Manager confirmed that there were no material changes to such previously provided information.

In voting to approve the Apollo Agreement, the Board considered the overall fairness of the Apollo Agreement and factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by ACM, (ii) ACM’s investment personnel who would manage the portion of the Fund’s assets allocated to ACM (the “Allocated Assets”), (iii) the cost of services to be provided by ACM, including comparative advisory fee information, (iv) the profitability to ACM and its affiliates for ACM’s management of the Allocated Assets and in recognition of the fact that the Sub-Adviser and not the Fund will pay ACM’s fees under the Apollo Agreement; (v) whether any economies of scale would be realized as the Fund grows and whether any breakpoints are appropriate and (vi) other benefits that may accrue to ACM from its relationship with the Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain of the factors that were considered by the Board in deciding to approve the Apollo Agreement.

Nature, Extent and Quality of the Services to be Provided. In considering the nature, extent and quality of the services proposed to be provided by ACM, the Board reviewed the services to be provided.  The Board also reviewed information set forth in ACM’s Form ADV, which provides information about the firm, its management, and its business activities and affiliations.  In addition, the Board observed that the Chief Compliance Officer of the Fund reviewed ACM’s compliance program and determined that it was reasonably designed to prevent violation of the federal securities laws as applicable to the Fund. The Board considered the professional experience and qualifications of ACM’s senior management and key professional personnel, including those individuals responsible for portfolio management. The Board also considered ACM’s operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. Based on its review, the Board determined that ACM and its personnel are qualified to provide all required services to the Fund and services that are of high quality, and that ACM has appropriate resources to provide such services.

Performance. In connection with the assessment of ACM’s ability to perform its duties under the Apollo Agreement, the Board considered the sufficiency of its resources. The Board concluded that ACM has the financial resources necessary to perform its obligations under the Apollo Agreement. The Board considered ACM’s investment philosophy, the proposed portfolio construction with respect to the Allocated Assets, and the specific investment techniques to be employed. The Board also reviewed ACM’s overall investment performance.

Cost of Services, Profitability, and Comparative Fees. The Board considered the cost of the services to be provided by ACM and reviewed the advisory fees to be paid pursuant to the Apollo Agreement.  In addition, the Board discussed the fee arrangement between the Sub-Adviser and ACM and noted that the Fund pays no fees under the Apollo Agreement.  The Board also reviewed information regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally.  Based on the foregoing considerations, the Board determined that the proposed advisory fee rate is reasonable.

Economies of Scale. The Board noted that the proposed advisory fee rate payable to ACM contains breakpoints and that economies of scale may exist as the Fund’s assets grow.

Other Benefits to ACM. In addition to considering the profits realized by ACM, the Board considered information that was provided regarding the direct and indirect benefits that may be received by ACM as a result of its relationship with the Fund, including compensation payable to ACM’s affiliates and any research provided to ACM in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that ACM must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the Independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the Independent Trustees. Fund counsel and the Independent Trustees’ counsel are independent of ACM within the meaning and intent of the applicable Securities and Exchange Commission rules. On the basis of these considerations, the Board, including a majority of the Independent Trustees, decided to approve the Apollo Agreement. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Apollo Agreement, including the advisory fees, in light of all the surrounding circumstances.

More information about Apollo Credit Management, LLC

ACM, a Delaware limited liability company, is located at 9 West 57th Street, New York, New York, 10019.

Apollo provides investment advisory services to a wide variety of clients. As of December 31, 2014, Apollo had assets under management of approximately $159.8 billion. ACM, an investment management vehicle within Apollo’s credit business, acts as an investment manager to Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Funds Inc., both of which are Maryland corporations registered with the SEC as closed-end, non-diversified investment companies under the Investment Company Act. Apollo Senior Floating Rate Fund, Inc. is listed on the New York Stock Exchange under the symbol “AFT.” Apollo Tactical Income Fund, Inc. is listed on the New York Stock Exchange under the symbol “AIF.” As of December 31, 2014, Apollo’s credit business had assets under management of approximately $108.4 billion.

ACM’s sole member is Apollo Capital Credit Management, LLC. Apollo Capital Credit Management, LLC’s sole member is Apollo Capital Management, L.P. Apollo Capital Management, L.P.’s general partner is Apollo Capital Management GP, LLC. Apollo Capital Management GP, LLC’s sole member is Apollo Management Holdings, L.P. Apollo Management Holdings, L.P.’s general partner is Apollo Management Holdings GP, LLC. Apollo Management Holdings GP, LLC’s sole member is APO Corp. 100% of the voting securities of APO Corp. are owned by Apollo Global Management, LLC. Each of the foregoing entities’ address is 9 West 57th Street, New York, New York, 10019.

As the Fund’s sub-sub-adviser, ACM will be responsible for developing and maintaining an investment program for the portion of the Fund’s assets allocated to it by the Sub-Adviser in a manner consistent with the Fund’s investment objective and principal investment strategies and policies, including the selection of investments. Apollo’s sub-sub-advisory activities are subject to the oversight of the Manager, the Sub-Adviser and the Board.

The name and principal occupation of ACM’s Principal Executive Officer is Charles James Zelter, President of Apollo Capital Management, L.P., a parent company of ACM. The business address of Mr. Zelter is 9 West 57th Street, New York, New York, 10019.

For additional information about Apollo, you may visit its website at www.agm.com. Copies of Apollo’s public filings also may be viewed on the SEC’s EDGAR Database, which can be accessed on the SEC’s website at www.sec.gov.

Consequences if Proposal 2 is not adopted

If the Apollo Agreement is not approved by the Fund’s shareholders, the Sub-Adviser will not enter into the Apollo Agreement and will continue to manage the entirety of the Fund’s assets. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE APOLLO AGREEMENT.

PROPOSAL 3

Approval of the Implementation of the Manager of Managers Arrangement

  The purpose of Proposal 3 is to approve the implementation of a manager of managers arrangement (the “Manager of Managers Arrangement”) for the Fund pursuant to relief granted to the Fund, the Manager and the Sub-Adviser by the Securities and Exchange Commission (the “SEC”).

The Fund’s investment management services are currently being provided by the Manager pursuant to an investment advisory agreement between the Manager and the Fund. The Manager has entered into a Sub-Advisory Agreement with the Sub-Adviser, pursuant to which the Sub-Adviser chooses the Fund's investments and provides related advisory services.

Generally, a fund must obtain shareholder approval to retain a new sub-adviser or to make a material modification to an existing sub-advisory agreement. However, on March 4, 2003, the SEC issued an order permitting the Manager and the Sub-Adviser to enter into and materially amend, respectively, sub-advisory and sub-sub-advisory agreements with sub-advisers and sub-sub-advisers that are not “affiliated persons” of the Fund (as that term is defined in the Investment Company Act), subject to approval by the Board (including a majority of Independent Trustees), without requiring approval from the Fund’s shareholders (“SEC Order”). The Manager also intends to file an application with the SEC seeking permission to modify the authority granted by the SEC Order to include affiliated, including wholly-owned, sub-advisers (the “Modified SEC Application”). In anticipation of expected SEC approval of the Modified SEC Application, shareholders are being asked to approve the implementation of the SEC Order and any order granted by the SEC in connection with the Modified SEC Application. Approval of this proposal should help the Fund avoid unnecessary costs and provide the Fund with additional flexibility to achieve its investment objective. If this proposal is approved, shareholders will lose the ability to vote for new sub-sub-advisers hired to manage Fund assets pursuant to the Manager of Managers Arrangement.

  A sub-adviser would be responsible, subject to the general supervision of the Sub-Adviser, the Manager and the Board, for the purchase, retention and sale of securities for the Fund for the portion of Fund assets allocated to it. The Manager and the Sub-Adviser would monitor the investment program of the sub-adviser to the Fund, review all data and financial reports prepared by the sub-adviser, establish and maintain communications with the sub-adviser, and oversee all matters relating to the purchase and sale of investment securities, corporate governance, and regulatory compliance reports. The Manager and the Sub-Adviser would oversee and monitor the performance of the Fund’s sub-adviser and would be responsible for determining whether to recommend to the Board that a particular sub-advisory agreement with a sub-adviser (a “sub-advisory agreement”) be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing the Fund.

The process to obtain shareholder approval of new sub-advisory agreements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to any sub-advisory agreements for the Fund could result in minimal additional value to shareholders but a significant expenditure of time and money. If this proposal is approved, the Fund will be able to select one or more sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. In all cases, shareholder interests will continue to be protected because the Board will review and approve all sub-advisory agreements and will monitor the performance of each sub-adviser on an ongoing basis. The Manager or the Sub-Adviser, not the Fund, will pay all fees to sub-advisers. The Manager’s, the Sub-Adviser’s and each sub-adviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to the Manager, the Sub-Adviser and each sub-adviser and will have the opportunity to lower such fees if it determines that the Manager has achieved cost advantages or economies of scale from any sub-advisory agreement that should be passed on to the Fund’s shareholders.

Conditions of the Exemption Relief Pursuant to the SEC Order

Under the terms of the SEC Order, and the Modified SEC Application, the Fund, the Manager and the Sub-Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before the Manager, the Sub-Adviser and the Fund may implement the arrangement described above permitting the Manager and the Sub-Adviser to enter into or materially amend sub-advisory agreements without shareholder approval in each case.

Further, under the conditions of the SEC Order, and any order granted pursuant to the Modified SEC Application, within 90 days after a change to a sub-advisory agreement, the Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and the sub-advisory agreement that would be contained in a proxy statement. In addition, in order to rely on the SEC Order and any order granted pursuant to the Modified SEC Application, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees.

Board Considerations

In determining whether it was appropriate to approve the proposed Manager of Managers Arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Manager and the Sub-Adviser. After carefully considering the Fund’s contractual arrangements under which the Manager and the Sub-Adviser have been engaged, and the Manager’s and the Sub-Adviser’s experience in recommending and monitoring sub-advisers and sub-sub-advisers, respectively, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Manager and the Sub-Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Manager and the Sub-Adviser will use their expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the Investment Company Act, the Board, including a majority of the Independent Trustees, is required to annually review and consider for renewal such agreements after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Manager, the Sub-Adviser and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to the Manager. When engaging an sub-adviser, the Manager or the Sub-Adviser will negotiate fees with the sub-advisers. These fees would be paid directly by the Manager or the Sub-Adviser and not by the Fund. Therefore, any fee reduction or increase negotiated by the Manager or the Sub-Adviser may be either beneficial or detrimental to the Manager or the Sub-Adviser. The fees paid by the Fund to the Manager, the fees paid by the Manager to the Sub-Adviser and the fees paid by the Manager or the Sub-Adviser to the sub-adviser are considered by the Board in approving and renewing the Fund’s investment advisory, sub-advisory, and sub-sub-advisory agreements. Any increase in the investment advisory fee paid to the Manager by the Fund would continue to require shareholder approval. If shareholders approve this proposal, the Manager and the Sub-Adviser, pursuant to the advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as each is currently providing.

The Board concluded that it is appropriate and in the interests of the Fund’s shareholders to provide the Manager, the Sub-Adviser and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser to the Fund or to materially amend a sub-advisory agreement, the Fund must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, the Board, the Manager and the Sub-Adviser would be able to act more quickly to appoint a sub-adviser or materially amend a sub-advisory agreement with less expense when the Board, the Manager and the Sub-Adviser believe that the change would benefit the Fund.

Consequences if Proposal 3 is not adopted

If the shareholders of the Fund do not approve the Manager of Managers Arrangement, then the proposal will not be implemented and the Fund’s Manager will continue to obtain approval from shareholders before entering into or amending agreements with sub-advisers.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE IMPLEMENTATION OF THE MANAGER OF MANAGERS ARRANGEMENT.

.

.

Information Regarding the Fund

Shares Outstanding: At the close of business on the Record Date there were 1,592,496,179.510 total shares of the Fund outstanding. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners: Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of December 31, 2014, to the best of the Fund’s knowledge, the shareholders listed below owned of record or beneficially owned 5% or more of any class of the outstanding voting shares of the Fund.

Name	Address	% Owned	Share Class
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	9.40%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	6.79%	A
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	9.84%	B
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	7.56%	B
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	6.65%	B
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	5.08%	B
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	11.12%	C
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	6.67%	C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.00%	C
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	5.67%	C
MAC & CO FBO PRICEWATERHOUSE A/C PWKF1020002	525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	33.38%	I
TAYNIK & CO	1200 CROWN COLONY DRIVE QUINCY MA 02169-0938	15.30%	I
BROWN BROTHERS HARRIMAN & CO FBO NM SAVINGS PLAN - SE GLOBAL STRATEGIC INCOME	ATTN: BRADLEY HEBERT 6801 S TUCSON WAY STE 100 CENTENNIAL CO 80112-4132	14.85%	I
MAC & CO AC PWBF1020002 MUTUAL FUND OPERATIONS	PO BOX 3198 525 WILLIAM PENN PL PITTSBURGH PA 15219-1707	10.98%	I
MAC & CO FBO PRICEWATERHOUSE A/C PWPF1020002	525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	8.72%	I
STATE STREET BANK & TRUSTEE FBO ADP ACCESS	1 LINCOLN ST BOSTON MA 02111-2901	5.48%	R
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	11.10%	Y
MASS MUTUAL LIFE INSURANCE CO SEPARATE INVESTMENT ACCT	1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	10.23%	Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.05%	Y
MASS MUTUAL LIFE INSURANCE CO SEPARATE INVESTMENT ACCT	1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	7.64%	Y
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.19%	Y
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6.84%	Y
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	5.66%	Y

Any shareholder who holds beneficially 25% or more of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders. As of December 31, 2014, there were no shareholders who held beneficially 25% or more of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance: The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Exchange Act by any member of the Board or Officer of the Fund.

Procedural Information Related to this Proxy Solicitation

Solicitation of Proxies

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager or one of its affiliates or subsidiaries who will not receive any compensation from the Fund for such solicitation. The Manager has engaged AST Fund Solutions (“AST”), 48 Wall Street, New York, NY 10005, a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $700,000 in connection with the solicitation of proxies. The Manager will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, for fees and expenses of attorneys relating to the Proxy Statement, and other fees and expenses incurred by the Fund, if any, in connection with the Proposals.

Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Manager will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may call our proxy information line toll-free at 1-866-751-6314.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers.  Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Nominee in Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the Proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may also have their shares voted by broker-dealer firms in favor of Proposal 1. Broker-dealer firms will not be permitted voting authority with respect to proxies for which no instructions have been received in connection with Proposal 2 or Proposal 3. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 2 or Proposal 3 may be deemed an instruction to vote against Proposal 2 and against Proposal 3.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund’s other shareholders have been timely received.

Voting, Quorum Requirement, Postponements and Adjournments

Shareholders of record on January 15, 2015 (the “Record Date”) are entitled to be present and to vote at each Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Regardless of the class of shares they own, shareholders of the Fund will vote as a single class on each Proposal.

 With respect to the Fund, the presence in person or by proxy of one-third or more of the Fund’s shares issued and outstanding and entitled to vote on the Record Date constitutes a quorum. Such quorum must be present for the transaction of business with respect to each Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the chairman of the Meeting may propose one or more adjournments to permit further solicitation of proxies. No shareholder vote is required for adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST Proposals 2 and 3 for which the required vote is an Investment Company Act Majority (as defined below) of a Fund. Abstentions and broker non-votes will have no such effect on Proposal 1, approval of which requires a plurality of votes cast, as discussed below.

 Required Vote

Shareholders of the Fund must separately approve each Proposal as outlined below. Approval with respect to Proposal 1 requires a plurality of the votes cast by shareholders present in person or by proxy. Approval with respect to Proposals 2 and 3 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (“Investment Company Act Majority”) of the Fund entitled to vote on the particular Proposal. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of the Fund present at a Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund.

How Proxies Will Be Voted

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

 If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal.

Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned or postponed meeting, if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

Shareholder Proposals.  The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 6803 South Tucson Way, Centennial, Colorado 80112, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Trustees’ solicitation relating to such meeting is made.

Shareholder Communication to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

Trustees are not required to attend the Meeting nor do they plan to attend the Meeting.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund, including financial statements of the Fund, has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report, please call the Fund toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Other Matters

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Arthur Gabinet, Secretary

February 27, 2015

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 1, 2015

The undersigned, revoking prior proxies, hereby appoints Julie Burley, Jan Miller and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Global Strategic Income Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on May 1, 2015 at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2015. The Proxy Statement is also available at www.proxyonline.com/docs/OPSIX.pdf

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD
PROPOSAL:
1.	To approve the election Arthur P. Steinmetz as a Trustee of the Fund	O	O

		FOR	AGAINST	ABSTAIN
PROPOSAL:
2.	To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and Apollo Credit Management, LLC	O	O	O
3.	To approve implementation of a manager of managers arrangement with respect to the Fund	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

APPENDIX A

SUB-SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into on this [__] day of [__] 2014 by and among OppenheimerFunds, Inc., a Colorado corporation (the “SubAdviser”), OFI Global Asset Management, Inc. (the “Adviser”), a Delaware corporation and Apollo Credit Management, LLC, and a Delaware limited liability company (the “Sub-SubAdviser”).

W I T N E S S E T H:

WHEREAS, Oppenheimer Global Strategic Income Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund has appointed the Adviser as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Adviser, SubAdviser and Sub-SubAdviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and are engaged in the business of rendering investment advice;

WHEREAS, the SubAdviser has, pursuant to an Investment Subadvisory Agreement with the Adviser dated as of January 1, 2013 (the “SubAdvisory Agreement”), been retained to act as investment subadviser for the Fund;

WHEREAS, the SubAdvisory Agreement permits the SubAdviser, at its option, subject to approval by the Fund’s Board of Trustees (“Fund’s Board”) and, to the extent necessary, shareholders of the Fund, to delegate certain of its duties under the SubAdvisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, the SubAdviser desires to retain Sub-SubAdviser to assist it in the provision of a continuous investment program for that portion, or all, of the Fund’s assets that the SubAdviser and/or the Adviser shall allocate to the Sub-SubAdviser from time to time, and Sub-SubAdviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties do mutually agree and promise as follows:

1.                  Appointment as Sub-SubAdviser.

(a)                Appointment and Acceptance. The SubAdviser hereby retains the Sub-SubAdviser to act as Sub-SubAdviser for and manage that portion, or all, of the Fund’s assets that the SubAdviser and/or the Adviser shall allocate by notice to the Sub-SubAdviser from time to time (the “Allocated Assets”) and to provide investment advice to the Fund with the respect to the Allocated Assets as hereinafter set forth, subject to the supervision of the Adviser, SubAdviser and the Fund’s Board and subject to the terms of this Agreement; and the Sub-SubAdviser hereby accepts such employment and agrees to render the services and assume the obligations set forth herein.

(b)               Sub-SubAdvisory Arrangement Not Exclusive for Fund; Allocated Assets at Will of SubAdviser. It is acknowledged and agreed that the SubAdviser may appoint from time to time other sub-subadvisers in addition to the Sub-SubAdviser to manage the assets of the Fund that do not constitute the Allocated Assets and nothing in this Agreement shall be construed or interpreted to grant the Sub-SubAdviser an exclusive arrangement to act as the sole sub-subadviser to the Fund. It is further acknowledged and agreed that neither the SubAdviser nor the Adviser makes any commitment to designate any portion of the Fund’s assets to the Sub-SubAdviser as the Allocated Assets and the SubAdviser and/or the Adviser may increase or decrease, by written notice (and the SubAdviser will make commercially reasonable efforts to provide such notice ninety (90) days prior to such increase or decrease), the Allocated Assets at any time and the Sub-SubAdviser will cooperate with effecting any such increase or decrease; provided that each of the SubAdviser and the Sub-SubAdviser shall engage in good faith bona-fide discussions to determine the appropriate timing and methodology of any such increase or decrease of the applicable portion of the Allocated Assets, taking into account, among other factors, prevailing market dynamics and economic and other considerations.

2.                  Duties of Sub-SubAdviser.

(a)                Supervision; SubAdviser Retains Certain Authority. In furnishing the services hereunder, the Sub-SubAdviser will be subject to the supervision of the SubAdviser, the Adviser and the Fund’s Board. Subject to notice to the Sub-SubAdviser, the SubAdviser retains complete authority to assume direct responsibility for any function delegated to the Sub-SubAdviser under this Agreement.

(b)               Investments. The Sub-SubAdviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and Statement of Additional Information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions, as specified in writing, of the SubAdviser, the Adviser and the Fund’s Board, to (i) regularly provide investment advice and recommendations to the Fund with respect to the Allocated Assets, investment policies and the purchase and sale of securities and other investments; (ii) supervise and monitor the investment program of the Allocated Assets and the composition of the portfolio of the Allocated Assets; (iii) determine what securities and other investments within the Allocated Assets shall be purchased or sold by the Fund; (iv) arrange, subject to the provisions of paragraph (e) below, for the purchase of securities and other investments for the Allocated Assets and the sale of securities and other investments held in the portfolio of the Allocated Assets; and (v) take any other actions in respect of any investments comprising a portion of the Allocated Assets or related thereto.

(c)                Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement or otherwise, the Sub-SubAdviser (i) shall act in conformity with the Fund’s Declaration of Trust and By-Laws (as in effect on the date hereof and provided to the Sub-SubAdviser), the Fund’s investment and compliance policies, policies established jointly by the SubAdviser and the Sub-SubAdviser and, to the extent required, approved by the Fund’s Board, and policies set forth in the Prospectus, from time to time, all in the form provided to the Sub-SubAdviser (collectively, including the Fund’s Declaration of Trust and By-Laws, the “Governing Documents”), (ii) shall use its commercially reasonable efforts to act in conformity with any amendments, supplements or modifications to the Fund’s Declaration of Trust or By-Laws, (iii) shall act in conformity with the reasonable instructions and directions received in writing from the Adviser, SubAdviser or the Fund’s Board and (iv) will conform to and comply with the requirements of the 1940 Act and the Advisers Act. The Adviser and/or SubAdviser will provide the Sub-SubAdviser with a summary of those portions of the minutes of the meetings of the Fund’s Board to the extent they may materially affect the duties of the Sub-SubAdviser, with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-SubAdviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser and/or SubAdviser will provide the Sub-SubAdviser with 60 days’ notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus or in any procedures and policies adopted by the Fund’s Board and/or the Adviser and/or SubAdviser, and the Sub-SubAdviser shall, in the performance of its duties and obligations under this Agreement, manage the Allocated Assets in compliance with such changes, provided the Sub-SubAdviser has received notice of the effectiveness of such changes from the Fund or the Adviser and/or SubAdviser, and that any such changes to the investment objectives, policies, restrictions or guidelines for the Allocated Assets shall be reasonably acceptable to the Sub-SubAdviser. The parties may mutually agree upon, from time to time, additional investment guidelines to supplement and support the activities of the Sub-SubAdviser, subject to approval by the Fund’s Board. In addition to such notice, the SubAdviser shall provide to the Sub-SubAdviser a copy of any modified Prospectus or other document reflecting such changes.

(d)               Voting of Proxies. The SubAdviser shall vote any proxies for securities held in the Fund. The Sub-SubAdviser will make appropriate personnel available for consultation on proxy voting, if requested by the SubAdviser

(e)                Brokerage. The Sub-SubAdviser is authorized, subject to the supervision of the Adviser, SubAdviser and the Fund’s Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Allocated Assets’ portfolio securities or other investments with or through, such persons, brokers, dealers or other counterparties (including, to the extent permitted by applicable law and by the Fund, the Adviser or the SubAdviser, any broker, dealer or other counterparty affiliated with the Sub-SubAdviser) (collectively, “brokers”) as the Sub-SubAdviser may elect and negotiate commissions or spreads to be paid on such transactions.

The Sub-SubAdviser shall place orders for the purchase and sale of portfolio investments for the Fund’s account with brokers selected by the Sub-SubAdviser. In the selection of such brokers and the placing of such orders, the Sub-SubAdviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent permitted in accordance with Section 28(e) of the Securities Exchange Act of 1934, SEC guidance thereunder or otherwise. Without limiting the foregoing, the SubAdviser and the Sub-SubAdviser agree that, in using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Sub-SubAdviser, bearing in mind the best interests of the Allocated Assets at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to the Governing Documents, or as may be mutually agreed to by the SubAdviser and the Sub-SubAdviser in writing, the Sub-SubAdviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Sub-SubAdviser an amount of commission for effecting an investment transaction for the Allocated Assets that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Sub-SubAdviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibility of the Sub-SubAdviser with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such brokers may be useful to the Sub-SubAdviser in connection with the Sub-SubAdviser’s services to other clients.

On an ongoing basis, but not less often than annually, the Sub-SubAdviser will provide a written report, in a form reasonably agreed between the Sub-SubAdviser and the SubAdviser, summarizing the considerations used for selecting brokers in the Sub-SubAdviser’s purchases of portfolio investments and analysis regarding “best execution,” taking into account the Sub-SubAdviser’s best execution policy (provided, that the Sub-SubAdviser will not be required to weigh any particular factor on an equal basis), as well as any “soft dollar” or similar arrangements that the Sub-SubAdviser maintains with brokers that execute transactions for the Allocated Assets, and of all research and other services provided to the Sub-SubAdviser by a broker (whether prepared by such broker or by a third party) as a result, in whole or in part, of the direction of transactions for the Allocated Assets by the Sub-SubAdviser to the broker.

On occasions when the Sub-SubAdviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Allocated Assets as well as other clients of the Sub-SubAdviser, the Sub-SubAdviser, to the extent permitted by applicable laws and regulations and subject to the allocation procedures approved by the Fund’s Board or Adviser, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-SubAdviser in accordance with the Sub-SubAdviser’s procedures.

(f)                Securities Transactions with Affiliated Persons. The Sub-SubAdviser and any “affiliated person”, as such term is defined in the 1940 Act (an “Affiliated Person”), of the Sub-SubAdviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Sub-SubAdviser or any affiliated person of the Sub-SubAdviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder and is permitted by the Governing Documents. Notwithstanding the foregoing, the Sub-SubAdviser will not enter into principal transactions with Affiliated Persons on behalf of the Allocated Assets without prior written consent to such practice by the SubAdviser.

(g)               Code of Ethics. The Sub-SubAdviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Sub-SubAdviser’s Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time, subject to approval by the Fund’s Board. The Sub-SubAdviser understands and agrees that its Code of Ethics and any amendments will be required to be approved by the Fund’s Board and filed as an exhibit with the SEC as part of the Fund’s registration statement. On at least a quarterly basis, the Sub-SubAdviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the SubAdviser that the Sub-SubAdviser and its Access Persons have complied with the Sub-SubAdviser’s Code of Ethics with respect to the Allocated Assets or (ii) identifying any violations which have occurred with respect to the Allocated Assets.

Annually, the Sub-SubAdviser will furnish a written report, which complies with the requirements of Rule 17j-1, concerning its Code of Ethics, to the Fund and the SubAdviser. The Sub-SubAdviser shall notify the SubAdviser promptly of any material violation of the Code of Ethics involving the Fund and provide information relevant to the Fund related to any such violation. Further, the Sub-SubAdviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-SubAdviser and its employees.

(h)               Reports, Provision of Information and Certifications. The Sub-SubAdviser shall timely provide to the SubAdviser and its designated agent(s) and the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the SubAdviser and the Fund’s Board to oversee the activities of the Sub-SubAdviser and the Allocated Assets and in connection with the compliance by any of them with the requirements of the Governing Documents and any applicable law.

Without limiting the generality of the foregoing, the Sub-SubAdviser agrees to provide to the SubAdviser or its designated agent(s):

(i)                 information and commentary relating to the Sub-SubAdviser or the Allocated Assets for the Fund’s annual and semi-annual reports, in a format reasonably approved by the SubAdviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund with respect to the Allocated Assets, including the relevant market conditions and the investment techniques and strategies used and (B) such additional certifications related to the Sub-SubAdviser’s management of the Fund as are necessary to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon.

(ii)               in a timely manner, generally within 24 hours, such information relating to the Sub-SubAdviser and its relationship to, and actions for, the Fund as is required to be contained in the Prospectus or in the Fund’s registration statement on Form N-1A (the “Registration Statement”). The Sub-SubAdviser will promptly, generally within 24 hours, inform the Fund and the SubAdviser if any information in the Prospectus or the Registration Statement relating to the Sub-SubAdviser is (or will become) inaccurate or incomplete in any material respect.

The SubAdviser shall use commercially reasonable efforts to provide the Sub-SubAdviser with ten (10) business days to review and comment upon all disclosure about the Fund in respect of the Allocated Assets and the Sub-SubAdviser contained or to be contained in the Fund’s Registration Statement, reports to shareholders, other communications to shareholders and advertisements and the Sub-SubAdviser shall use commercially reasonable efforts to review and comment within five (5) business days upon all disclosure about the Fund and the Sub-SubAdviser in respect of the Allocated Assets contained or to be contained in such documents; provided, however, that the Adviser and the SubAdviser will use their reasonable efforts to cause the Fund not to use any disclosure to which the Sub-SubAdviser has objected in writing within the foregoing timeframe as being inaccurate; provided, further, that the Sub-SubAdviser shall not unreasonably prevent the Fund from meeting its regulatory obligations.

(iii)             reports on portfolio transactions and reports on the Allocated Assets held in the portfolio, all in such detail, form and frequency as the Adviser, SubAdviser or the Fund may reasonably request.

(iv)             within twenty (20) business days after the end of each calendar quarter, a quarterly certification with respect to compliance and operational matters related to the Sub-SubAdviser and the Sub-SubAdviser’s management of the Allocated Assets (including, without limitation, compliance with the Governing Documents), in a format reasonably requested by the SubAdviser, as it may be amended from time to time.

(v)               within twenty (20) business days after the end of each calendar year, (A) a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of “Federal Securities Laws” (as such term is defined under Rule 38a-1 of the 1940 Act) and comply with Rule 206(4)-7 of the Advisers Act (the “Sub-SubAdviser Compliance Policies”), and (B) an annual certification under Rule 38a-1 under the 1940 Act from the Sub-SubAdviser’s Chief Compliance Officer, with respect to the design and operation of the Sub-SubAdviser’s compliance program, in a format reasonably requested by the SubAdviser.

(i)                 Books and Records. The Sub-SubAdviser shall maintain separate detailed records of all matters pertaining to the Fund’s interests in the Allocated Assets as required by applicable law (including Rule 31a-1 of the 1940 Act) (the portion of such records constituting records required to be maintained by or on behalf of the Fund under the 1940 Act being referred to as the “Fund’s Records”). The Sub-SubAdviser acknowledges that the Fund’s Records are property of the Fund. The Fund’s Records shall be available to the Fund, the Adviser, or the SubAdviser and their respective agents upon written and reasonable request of the Fund, the Adviser, or the SubAdviser; provided, however, that such examinations shall: (w) be made during normal business hours; (x) be available for telecopying, electronic transmission or other reasonable form of delivery in accordance with Rule 31a-2 of the 1940 Act; (y) be made with the least amount of interference with the Sub-SubAdviser’s business and operations as reasonably practicable; and (z) be conducted at the sole expense of the Fund, the Adviser, or the SubAdviser, as applicable.

(j)                 Regulatory Communications and Notices. The Sub-SubAdviser shall promptly provide notice to the SubAdviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions relating to (i) the Sub-SubAdviser’s management of the Allocated Assets or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-SubAdviser’s ability to provide services to the Fund and will keep the Adviser and SubAdviser apprised of significant developments with respect thereto.

(k)               Custody Arrangements. The Sub-SubAdviser shall on each business day provide the SubAdviser, the Fund and the Fund’s custodian such information as the SubAdviser, the Fund and the Fund’s custodian may reasonably request relating to all transactions and portfolio holdings of the Allocated Assets, including (i) the securities or other instruments held in the Allocated Assets; and (ii) the securities or other instruments purchased and sold for the Allocated Assets by the Sub-SubAdviser on such business day. With respect to securities or other instruments to be settled through the Fund’s custodian, the Sub-SubAdviser will arrange for the prompt transmission of the confirmation of such trades to the custodian.

(l)                 Assistance with Valuation. The Sub-SubAdviser will provide information and assistance reasonably required by the Adviser or SubAdviser and their designated agent(s) in determining or assessing the market value of securities or other instruments held in the Allocated Assets, including those securities or instruments for which market quotations are not readily available or for which the Adviser, SubAdviser or the Board has otherwise determined are to be fair valued. In addition, in order to assist in the Fund’s obligation to value its portfolio assets on a daily basis to determine the Fund’s daily net asset value and upon the request of the Adviser or SubAdviser, the Sub-SubAdviser will assist the Fund, the Adviser or SubAdviser and their designated agent(s) in their determination of whether prices obtained for valuation purposes accurately reflect market price information relating to the Allocated Assets at such times as the Adviser or SubAdviser or their agents shall reasonably request. Without limiting the foregoing, the Sub-SubAdviser will provide recommendations for the market or fair value determinations of the Allocated Assets’ portfolio investments and will provide the data and methodologies (including valuation models) underlying such market or fair value recommendations to the Adviser, SubAdviser or their designated agents as the SubAdviser reasonably requests. In the event that the Adviser, SubAdviser or their designated agents as the SubAdviser reasonably requests disagrees with any recommendation of the Sub-SubAdviser, such person will notify the Sub-SubAdviser. The Sub-SubAdviser does not guarantee, and absent the Sub-SubAdviser’s willful misconduct or bad faith hereunder, will not be responsible for the accuracy, reliability, or completeness of any market or fair market value determinations of the Allocated Assets’ portfolio investments. All such assistance with valuation shall be provided, to the extent possible, in a timely manner to allow the Fund to strike an NAV by 6:00pm ET.

(m)             Portfolio Manager. If any member of the senior management team of the Sub-SubAdviser with direct responsibility for the management and operations of the Allocated Assets ceases to be employed by the Sub-SubAdviser or an affiliate thereof or ceases to have any responsibility for the management and operations of the Allocated Assets, the Sub-SubAdviser shall promptly notify the SubAdviser.

(n)               Access. Upon reasonable request by the SubAdviser, the Adviser or the Fund, representatives of the Sub-SubAdviser shall make presentations to the Fund’s Board regarding the Fund or the Allocated Assets. As mutually agreed from time to time between the Adviser, SubAdviser and the Sub-SubAdviser, the Sub-SubAdviser shall attend other meetings or make other presentations related to the Fund. If the Sub-SubAdviser is so asked to make such a presentation or attend a meeting, the Adviser and the SubAdviser will provide prompt notice of such presentation or meeting and will seek to facilitate the Sub-SubAdviser’s presence at such presentation or meeting.

(o)               Change of Control; Material Proceedings or Other Matters. The Sub-SubAdviser will promptly notify the SubAdviser of (A) any actual or anticipated material changes in the ownership, control or management of the Sub-SubAdviser, (B) any actual or anticipated material litigation, action or regulatory proceeding related to the Sub-SubAdviser or any of its officers or employees that is related to the Fund or could reasonably be expected to impact the Fund or (C) any other material matter as to which disclosure to the Fund’s Board or shareholders of the Fund is required. The Sub-SubAdviser will be responsible for any reasonable expenses in obtaining consents for, or notifying shareholders of the Fund of, any assignment by the Sub-SubAdviser.

3.                  Independent Contractor. In the performance of its duties hereunder, the Sub-SubAdviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Adviser or the SubAdviser in any way or otherwise be deemed an agent of the Fund, Adviser or the SubAdviser.

4.                  Expenses.

(a)                No Obligation. Except as provided in this Section 4, Section 2(o) and Section 11(b), in fulfilling the Sub-SubAdviser’s obligations hereunder the Sub-SubAdviser assumes no obligation with respect to, and shall not be responsible for, the expenses of the Fund, the Adviser, or the SubAdviser.

(b)               Expenses and Expense Reimbursement. During the term of this Agreement, except as set forth below, the Sub-SubAdviser shall pay all expenses incurred by it in connection with the activities it undertakes to meet its investment advisory and ordinary course valuation obligations hereunder. The Sub-SubAdviser shall, at its sole expense, employ or consult with such persons as it believes to be qualified to assist it in the execution of its investment advisory duties under this Agreement, including without limitation, persons employed or otherwise retained by the Sub-SubAdviser or made available to the Sub-SubAdviser by its affiliates. Expenses incurred by the Sub-SubAdviser in conjunction with the non-ordinary course valuation services (including expenses related to any third party valuation agents) provided by Sub-SubAdviser under Section 2(l) shall be at the expense of the Adviser and the SubAdviser. The Adviser shall cause the Sub-SubAdviser to be reimbursed by the Fund to the same extent as such expenses would be reimbursable to the Adviser pursuant to Section 4 of the Advisory Agreement, as in place as of the date hereof, had such expenses been incurred by the Adviser. To the extent that the Adviser or the SubAdviser requests the Sub-SubAdviser in writing to incur any expenses (other than expenses in connection with the Sub-SubAdviser fulfilling its investment advisory and ordinary course valuation obligations under this Agreement) that would not be reimbursable by the Fund pursuant to the preceding sentence, the Adviser or SubAdviser, as applicable, shall reimburse the Sub-SubAdviser for such expenses. The Fund, the Adviser or the Sub-Adviser will reimburse the Sub-Subadviser for reasonable expenses incurred in connection with responding to regulatory requests related to the Fund. The Sub-SubAdviser shall maintain and supply to the Fund, the Adviser and the SubAdviser as they may reasonably request, records of all such expenses for which it seeks reimbursement. The Sub-SubAdviser shall be reimbursed by the Fund for its expenses eligible for reimbursement in accordance with this Section 4 promptly following its request therefor, but in no event later than thirty (30) calendar days following such request.

5.                  Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-SubAdviser will be entitled to the fee as described on Exhibit A. Such fee will be computed daily and payable by the SubAdviser no later than the tenth (10th) business day following the end of each month.

6.                  Representations and Warranties of Sub-SubAdviser. The Sub-SubAdviser represents, warrants and covenants to the SubAdviser, the Adviser and the Fund as follows:

(a)                Registered Investment Adviser. The Sub-SubAdviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted the Sub-SubAdviser Compliance Policies, and will correct promptly any violations that it finds, and will provide notice promptly to the SubAdviser of any “Material Compliance Matter,” as defined in Rule 38a-1 under the 1940 Act, that it has found (including through the normal compliance due diligence by its compliance department) in connection with the Sub-SubAdviser Compliance Policies that is related to the Fund or could reasonably be expected to adversely affect the Fund or the Sub-SubAdviser’s ability to act as Sub-SubAdviser hereunder; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-SubAdviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

(b)               Commodity Trading Adviser. The Sub-SubAdviser is registered under the CEA as a Commodity Trading Adviser with the CFTC and the NFA, or it is not required to register pursuant to an applicable exemption.

(c)                Due Organization. The Sub-SubAdviser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted.

(d)               Authority; No Conflicts. (1) The execution, delivery and performance by the Sub-SubAdviser of this Agreement are within the Sub-SubAdviser’s powers and have been duly authorized by all necessary action and any individuals whose signatures are affixed to this Agreement on behalf of the Sub-SubAdviser have full authority and power to execute this Agreement on behalf of the Sub-SubAdviser, (2) no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-SubAdviser for the execution, delivery and performance by the Sub-SubAdviser of this Agreement, and (3) the execution, delivery and performance by the Sub-SubAdviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-SubAdviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-SubAdviser.

(e)                Enforceable. This Agreement is enforceable against the Sub-SubAdviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(f)                Cooperation with Diligence Requests; Accuracy. The Sub-SubAdviser has fully cooperated with any diligence requests made by the SubAdviser, the Adviser and/or the Fund’s Board, and all documents and responses previously provided to the SubAdviser are accurate and complete in all material respects and do not omit to state any material fact responsive to the SubAdviser’s request or necessary for the SubAdviser’s diligence.

(g)               Form ADV. The Form ADV of the Sub-SubAdviser previously provided to the SubAdviser and all amendments to the Sub-SubAdviser’s Form ADV to be provided to SubAdviser is or will be a true and complete copy of the form as currently filed or as then filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)               Insurance. The Sub-SubAdviser agrees that it will maintain at all times during the course of this Agreement and for the period thereafter in which indemnification obligations thereto could be triggered, an insurance policy with respect to the Sub-SubAdviser in a commercially reasonable amount and on commercially reasonable terms taking into account the aggregate amount that it could potentially be required to pay based on actual or potential liabilities in connection with its indemnification or other obligations under this Agreement.

7.                  Representations and Warranties of SubAdviser. The SubAdviser represents, warrants and covenants to the Sub-SubAdviser and the Adviser as follows:

(a)                Registered Investment Adviser. The SubAdviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of “Federal Securities Laws” (as such term is defined under Rule 38a-1 of the 1940 Act) and comply with Rule 206(4)-7 of the Advisers Act, and will correct promptly any violations that it finds and will provide notice promptly to the Sub-SubAdviser of any “Material Compliance Matter,” as defined in Rule 38a-1 under the 1940 Act, that it has found in connection with its written policies that is related to the Fund or could reasonably be expected to adversely affect the Fund or the SubAdviser’s ability to act as SubAdviser; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Sub-SubAdviser of the occurrence of any event that would disqualify the SubAdviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

(b)               Commodity Pool Operator. The SubAdviser is registered under the CEA as a Commodity Pool Operator and Commodity Trading Adviser with the CFTC and the NFA, or it is not required to register pursuant to an applicable exemption.

(c)                Due Organization. The SubAdviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted.

(d)               Authority; No Conflicts. (1) The execution, delivery and performance by the SubAdviser of this Agreement are within the SubAdviser’s powers and have been duly authorized by all necessary action and any individuals whose signatures are affixed to this Agreement on behalf of the SubAdviser have full authority and power to execute this Agreement on behalf of the SubAdviser, (2) no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the SubAdviser for the execution, delivery and performance by the SubAdviser of this Agreement, and (3) the execution, delivery and performance by the SubAdviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the SubAdviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the SubAdviser.

(e)                Enforceable. This Agreement is enforceable against the SubAdviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(f)                SubAdvisory Agreement. The SubAdviser and the Adviser have duly entered into the SubAdvisory Agreement.

(g)               Form ADV. The Form ADV of the SubAdviser previously provided to the Sub-SubAdviser and all amendments to the SubAdviser’s Form ADV to be provided to Sub-SubAdviser is or will be a true and complete copy of the form as currently filed or as then filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)               Risk Factors/Conflicts of Interest. The SubAdviser represents and warrants that it has carefully reviewed and understands the risk factors and conflicts of interest contained in the Sub-SubAdviser’s Form ADV, as may be amended from time to time, and that the Sub-SubAdviser may engage, to the extent permitted by law, without liability to the Fund, the Adviser or the SubAdviser beyond the standard of care set forth in Section 10, in any and all of the activities of the type or character described or contemplated in risk factors and conflicts of interest in such Form ADV, whether or not such activities have or could have an effect on the SubAdviser’s affairs or on any Allocated Asset, and that no such activity will in and of itself constitute a breach or a waiver of any duty owed by any person to the Fund.

(i)                 Insurance. The SubAdviser agrees that it will maintain at all times during the course of this Agreement and for the period thereafter in which indemnification obligations thereto could be triggered, an insurance policy with respect to the SubAdviser in a commercially reasonable amount and on commercially reasonable terms taking into account the aggregate amount that it could potentially be required to pay based on actual or potential liabilities in connection with its indemnification or other obligations under this Agreement.

8.                  Representations and Warranties of Adviser. The Adviser represents, warrants and covenants to the Sub-SubAdviser and the SubAdviser as follows:

(a)                Registered Investment Adviser. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of “Federal Securities Laws” (as such term is defined under Rule 38a-1 of the 1940 Act) and comply with Rule 206(4)-7 of the Advisers Act, and will correct promptly any violations that it finds and will provide notice promptly to the Sub-SubAdviser of any “Material Compliance Matter,” as defined in Rule 38a-1 under the 1940 Act, that it has found in connection with its written policies that is related to the Fund or could reasonably be expected to adversely affect the Fund or the Adviser’s ability to act as Adviser; (v)  has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Sub-SubAdviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

(b)               Commodity Pool Operator. The Adviser is registered under the CEA as a Commodity Pool Operator and Commodity Trading Adviser with the CFTC and the NFA, or it is not required to register pursuant to an applicable exemption.

(c)                Due Organization. The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted.

(d)               Authority; No Conflicts. (1) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action and any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser, (2) no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and (3) the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(e)                Enforceable. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(f)                Advisory Agreement. The Adviser and the Fund have duly entered into the Advisory Agreement.

(g)               Form ADV. The Form ADV of the Adviser previously provided to the Sub-SubAdviser and all amendments to the Adviser’s Form ADV to be provided to Sub-SubAdviser is or will be a true and complete copy of the form as currently filed or as then filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)               Risk Factors/Conflicts of Interest. The Adviser represents and warrants that it has carefully reviewed and understands the risk factors and conflicts of interest contained in the Sub-SubAdviser’s Form ADV, as may be amended from time to time, and that the Sub-SubAdviser may engage, to the extent permitted by law, without liability to the Fund, the Adviser or the SubAdviser beyond the standard of care set forth in Section 10, in any and all of the activities of the type or character described or contemplated in risk factors and conflicts of interest in such Form ADV, whether or not such activities have or could have an effect on the Adviser’s affairs or on any Allocated Asset, and that no such activity will in and of itself constitute a breach or a waiver of any duty owed by any person to the Fund.

(i)                 Insurance. The Adviser agrees that it will maintain at all times during the course of this Agreement and for the period thereafter in which indemnification obligations thereto could be triggered, an insurance policy with respect to the Adviser in a commercially reasonable amount and on commercially reasonable terms taking into account the aggregate amount that it could potentially be required to pay based on actual or potential liabilities in connection with its indemnification or other obligations under this Agreement.

9.                  Duty to Update Information. The parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true and the Sub-SubAdviser shall promptly update all information and documents which the Sub-SubAdviser is required to provide to the SubAdviser hereunder, such that all information relating to the Sub-SubAdviser provided to the SubAdviser is accurate, true and complete.

10.              Standard of Care, Liability and Indemnification.

(a)                Standard of Care and Liability. The Sub-SubAdviser will exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. Except as set forth in (b) below, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-SubAdviser or a reckless disregard of its duties hereunder, the Sub-SubAdviser, each of its affiliates and all respective partners, officers, trustees and employees (such persons, with respect to any of the Adviser, SubAdviser, Sub-SubAdviser, but excluding any fund or other account sponsored, managed or advised by any of them, “Affiliates”) and each person, if any, who within the meaning of the Securities Act of 1933 (the “1933 Act”) controls, is controlled by or is under common control with the Sub-SubAdviser (“Control Persons”) shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the SubAdviser, the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates. Except as set forth in (c) below, in the absence of willful misfeasance, bad faith or gross negligence on the part of the SubAdviser or a reckless disregard of its duties hereunder, the SubAdviser, any of its Affiliates and each of the SubAdviser’s Control Persons, if any, shall not be subject to any liability to the Sub-SubAdviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets; provided, however, that nothing herein shall relieve the SubAdviser and the Sub-SubAdviser from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

(b)               Indemnification by Sub-SubAdviser. The Sub-SubAdviser agrees to indemnify and hold harmless the SubAdviser and the Adviser and each of their respective Affiliates and Control Persons and their respective officers, trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including as a result of the SubAdviser’s or the Adviser’s indemnification of the Fund and including reasonable attorneys’ fees), to which such persons may become subject under the 1940 Act, the 1933 Act, the Advisers Act, the CEA or any other statute, law, rule or regulation, arising directly out of the Sub-SubAdviser’s responsibilities hereunder (1) to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder by the Sub-SubAdviser, any of the Sub-SubAdviser’s employees or representatives or any other Affiliate of or any person acting on behalf of the Sub-SubAdviser, or (2) as a result of any untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, and any marketing materials or the omission of a material fact required to be stated in such registration statement or marketing materials necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-SubAdviser to the Fund expressly for inclusion therein or written information regarding the Sub-SubAdviser or the Allocated Assets furnished by the SubAdviser to the Sub-SubAdviser for review and such information is expressly approved for inclusion therein by the Sub-SubAdviser or is not reasonably objected to by the Sub-SubAdviser as inaccurate or incomplete in any material respect; provided, however, that in no case is the Sub-SubAdviser’s indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                Indemnification by Adviser and SubAdviser.

(i)                 The Adviser and SubAdviser jointly and severally agree to indemnify and hold harmless the Sub-SubAdviser, its Affiliates and each Control Person of the Sub-SubAdviser, if any, and their respective officers, trustees and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which the Sub-SubAdviser or such Affiliates or Control Person of the Sub-SubAdviser or their respective officers, trustees and employees may become subject under the 1940 Act, the 1933 Act, the Advisers Act, or any other statute, law, rule or regulation, (1) with respect to the Allocated Assets, except to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder by the Sub-SubAdviser, any of the Sub-SubAdviser’s employees or representatives or any Affiliate of or any person acting on behalf of the Sub-SubAdviser, (2) arising out of the Adviser’s or SubAdviser’s, as applicable, responsibilities as investment manager or the Adviser’s or SubAdviser’s obligations hereunder, in each case to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of duties by the Adviser or SubAdviser, as applicable, any of the Adviser’s or SubAdviser’s, as applicable, employees or representatives or any Affiliate of or any person acting on behalf of the Adviser or SubAdviser, as applicable, or (3) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, or marketing materials or the omission of or alleged omission to state a material fact in such registration statement or marketing materials necessary to make the statements therein not misleading (other than a statement or omission for which the Sub-SubAdviser is obligated to indemnify the SubAdviser and the Adviser pursuant to Section 10(b)(2) above); provided, however, that in no case shall the SubAdviser’s and the Adviser’s, as applicable, indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(ii)               The Adviser and SubAdviser jointly and severally agree to indemnify and hold harmless the Fund and its officers, Trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which such persons may become subject under the 1940 Act, the 1933 Act, the Advisers Act, the CEA or any other statute, law, rule or regulation, arising directly out of the Sub-SubAdviser’s responsibilities hereunder (1) to the extent of and as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder by the Sub-SubAdviser, any of the Sub-SubAdviser’s employees or representatives or any other Affiliate of or any person acting on behalf of the Sub-SubAdviser, or (2) as a result of any untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, and any marketing materials or the omission of a material fact required to be stated in such registration statement or marketing materials necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-SubAdviser to the Fund expressly for inclusion therein or written information regarding the Sub-SubAdviser or the Allocated Assets furnished by the SubAdviser to the Sub-SubAdviser for review and such information is expressly approved for inclusion therein by the Sub-SubAdviser or is not reasonably objected to by the Sub-SubAdviser as inaccurate or incomplete in any material respect; provided, however, that in no case shall the Adviser and SubAdviser’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties to the Fund.

(d)               Insurance. In connection with the foregoing (A) the Adviser’s, SubAdviser’s or Sub-SubAdviser’s, as the case may be, obligation, if any, to indemnify expenses to any indemnified party shall be reduced by any amount such indemnified party collects from any insurer, and (B) if the Adviser, SubAdviser or Sub-SubAdviser, as the case may be, (or any Affiliate thereof) pays or causes to be paid, for any reason, any amounts that are paid by an insurer, then (I) the Adviser, SubAdviser or Sub-SubAdviser, as the case may be, (or any such Affiliate thereof) shall be fully subrogated to all rights of the relevant indemnified party with respect to such payment, and (II) each relevant indemnified party shall assign to the Adviser, SubAdviser or Sub-SubAdviser, as the case may be, all of the indemnified party’s rights to indemnification from or with respect to such insurer.

11.              Duration and Termination.

(a)                Duration. Unless sooner terminated, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund’s Board or vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act); provided that in either event its continuance also is approved by a majority of the Fund’s Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)               Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i) By vote of a majority of the Fund’s Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Sub-SubAdviser;

(ii) By the SubAdviser, upon at least 60 days’ written notice to the Sub-SubAdviser; or

(ii) By the Sub-SubAdviser upon at least 60 days’ written notice to the SubAdviser and the Fund.

The notice period provided for in clauses (i), (ii) or (iii) above may be waived by the parties required to be notified.

This Agreement shall not be assigned (as such term is defined for the purposes of the 1940 Act and the regulations promulgated thereunder) and shall terminate automatically in the event of its assignment (as such term is defined for the purposes of the 1940 Act and the regulations promulgated thereunder) or upon the termination of the Advisory Agreement. In the event of an assignment that occurs solely due to the change of control of the Sub-SubAdviser, any necessary approvals or notices will be obtained or made at the sole expense of the Sub-SubAdviser.

It is understood that from time to time the Allocated Assets may be zero. This Agreement does not terminate by its terms in the event that no Allocated Assets are available for the Sub-SubAdviser.

(c)                Effect of Expiration or Termination. If this Agreement expires as a result of a failure to obtain the continuation of its approval in accordance with Section 11(a) or is terminated pursuant to Section 11(b), then the Sub-SubAdviser shall be entitled to receive all amounts and any accrued but unreimbursed expenses payable to it and not yet paid pursuant to Sections 4 and 5 hereof, as applicable.

(d)               Transactions in Progress Upon Termination; Portfolio Transition. The SubAdviser and Sub-SubAdviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Sub-SubAdviser in accordance with the terms of such transactions, and to this end the Sub-SubAdviser shall provide the SubAdviser with all necessary information and documentation to secure the implementation thereof.

After termination of this Agreement or upon any decrease in the Allocated Assets, the Sub-SubAdviser shall, at the SubAdviser’s written request, dispose of portfolio investments (including illiquid investments) that were previously part of the Allocated Assets in an orderly manner on terms fair and reasonable to the Fund.

(e)                Due to the unique nature of the investments the Sub-SubAdviser expects to make with the Allocated Assets, if this Agreement is terminated and the Sub-SubAdviser is no longer an affiliated person of the Fund, the Sub-SubAdviser shall have the right by notice to the SubAdviser to acquire within five (5) business days all of the Allocated Assets still owned by the Fund at fair market value, which shall be the most recent value thereof used by the Fund for purposes of determining its net asset value. The Adviser and the SubAdviser will cooperate with the Sub-SubAdviser to ensure the Allocated Assets are transferred within five (5) business days.

12.              Duties of the SubAdviser. The SubAdviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the SubAdvisory Agreement and shall oversee and review the Sub-SubAdviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the SubAdviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13.              Brand Usage. The Sub-SubAdviser conducts its investment advisory business under, and has the right to use, the licensed trade names Apollo Global Management, LLC and Apollo Credit Management, LLC and/or the licensed logo as set forth on Schedule A attached hereto (collectively, the “Brand”). Upon the terms and subject to the conditions set forth in this Section 13, the Sub-SubAdviser hereby grants to the SubAdviser and the Adviser a revocable, non-exclusive, non-transferable and non-sublicensable (except as expressly provided herein) royalty-free limited license (the “License”) to use the Brand solely (i) in connection with the Fund’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) press releases, and (ii) for the Adviser, the SubAdviser or the Fund, as applicable, to state in such materials that discretionary investment advisory services are being provided by the Sub-SubAdviser to the Fund under the terms of this Agreement. Prior to using the Brand in any manner, the Fund, the Adviser or the SubAdviser, as applicable, shall submit all proposed uses of the Brand to the Sub-SubAdviser. In the case of marketing or advertising materials, the Fund, the Adviser or the SubAdviser, as applicable, shall not use the Brand without the prior written approval of the Sub-SubAdviser (it being understood that no such prior written approval is required for use of the Brand in SEC or other regulatory filings; provided that the Fund, the Adviser and the Sub-Adviser will adhere to the provisos in the second paragraph of Section 2(h)(ii)). The Adviser and the SubAdviser agree to (x) control the use of the Brand in accordance with the standards and policies as established between the Adviser, the SubAdviser and the Sub-SubAdviser and (y) only use the Brand if it has received the prior written approval of the Sub-SubAdviser for such specific use. At no time shall the Adviser or the SubAdviser contest the validity of the Brand or use the Brand other than in accordance with this Agreement. The Sub-SubAdviser reserves the right to terminate the License immediately upon written notice for any reason, including, without limitation, if any use of the Brand by the Adviser, the SubAdviser or the Fund is not in compliance with the standards and policies as established between the Adviser and the Sub-SubAdviser. Unless terminated earlier by the Sub-SubAdviser, the term of the License shall be for the term of this Agreement only, including any renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination or expiration of this Agreement or the investment sub-advisory relationship between the SubAdviser and the Sub-SubAdviser; provided that, notwithstanding the foregoing, the Fund will be permitted to use the Brand after such termination only to the extent required in SEC or other regulatory filings. The Adviser and the SubAdviser agree that the Sub-SubAdviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Adviser’s or the SubAdviser’s use of the Brand shall inure solely to the benefit of the Sub-SubAdviser. Without limiting the foregoing, the License shall have no effect on the Fund’s ownership rights of the works within which the Brand shall be used in accordance with this Section 13. The Adviser and SubAdviser may sublicense its rights under the License solely to the Fund; provided that any use of the Brand by the Fund shall be upon the same terms and conditions as contained herein and the Adviser and the SubAdviser shall remain liable for the Fund’s use of the Brand.

14.              Amendment. This Agreement may be amended only by mutual consent of the parties, provided that the terms of any material amendment shall be approved, if such approval is required by applicable law, by: a) the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Fund who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

15.              Confidentiality.

(a)                The Sub-SubAdviser agrees that it will, and will cause its Representatives (as defined below) to whom the Sub-SubAdviser discloses Fund Information (as defined below) to, hold in confidence and not disclose to any party any confidential or proprietary information produced or provided by the Adviser, the SubAdviser or the Fund and/or its Representatives (including but not limited to information that is material and non-public) (collectively, “Fund Information”). Notwithstanding the foregoing, the term “Fund Information” shall not, for the purposes of this Agreement, include any information which (i) at the time of disclosure or thereafter is or becomes available to and known by the public other than as a result of a disclosure by the Sub-SubAdviser or any of its Representatives in breach of this Agreement, (ii) was or becomes available to the Sub-SubAdviser on a nonconfidential basis from a source other than the Adviser, the SubAdviser or the Fund or any of their Representatives; provided that such source is not known to the Sub-SubAdviser to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of secrecy to, the Adviser, SubAdviser or the Fund, or (iii) has been independently developed by the Sub-SubAdviser or any of its Representatives without using Fund Information and without violating any of its obligations under this Agreement.

(b)               Each of the Adviser and the SubAdviser agrees that it will, and will cause its Representatives and the Fund and its Representatives to whom it discloses Apollo Information (as defined below) to, hold in confidence and not disclose to any party any confidential or proprietary information produced or provided by the Sub-SubAdviser and/or its Representatives (including but not limited to information that is material and non-public) (collectively, “Apollo Information”). Notwithstanding the foregoing, the term “Apollo Information” shall not, for the purposes of this Agreement, include any information which (i) at the time of disclosure or thereafter is or becomes available to and known by the public other than as a result of a disclosure by the Adviser, the SubAdviser, the Fund or any of their Representatives in breach of this Agreement, (ii) was or becomes available to the Adviser, the SubAdviser or the Fund on a nonconfidential basis from a source other than the Sub-SubAdviser or any of its Representatives; provided that such source is not known to the Adviser, SubAdviser or the Fund to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of secrecy to, the Sub-SubAdviser, or (iii) has been independently developed by the Adviser, the SubAdviser, the Fund or any of their Representatives without using Apollo Information and without violating any of their obligations under this Agreement.

(c)                Except as otherwise expressly provided herein, the parties will not use or disclose (other than to their respective Representatives) any of the Fund Information or Apollo Information, as applicable, that the Adviser, the SubAdviser, the Fund and Sub-SubAdviser are required to hold in confidence under this Section 15, as applicable, except in connection with the carrying out of the parties’ respective obligations hereunder. For purposes hereof, “Representatives” shall mean each of the parties’ respective affiliates, and its and their respective employees, directors, trustees, officers, agents and advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors) who need to know the information for the purpose of carrying out the parties’ respective obligations hereunder.

(d)               In the event that the Sub-SubAdviser or its Representatives are required to disclose any Fund Information pursuant to applicable law, governmental rule or regulation, court order, administrative or arbitral proceeding or by any regulatory authority having jurisdiction over the Sub-SubAdviser and/or any of its Representatives, the Sub-SubAdviser or such Representative shall provide (unless prohibited by law or regulation) the Adviser and the SubAdviser with prompt written notice in advance, if possible, but otherwise promptly thereafter, of any such request or requirement so that the Adviser or the SubAdviser may seek a protective order or other appropriate remedy at its own expense and/or waive compliance with the provisions of this Section 15. If, in the absence of a protective order or other remedy, or the receipt of a waiver of compliance with the provisions of this Section 15 by the Adviser, the SubAdviser, the Sub-SubAdviser or such Representative is nonetheless in the opinion of counsel legally required to disclose any Fund Information, the Sub-SubAdviser or such Representative may, without liability hereunder, disclose that portion of the Fund Information that it deems it is legally required to be disclosed.

(e)                In the event that the Adviser, the SubAdviser or their Representatives are required to disclose any Apollo Information pursuant to applicable law, governmental rule or regulation, court order, administrative or arbitral proceeding or by any regulatory authority having jurisdiction over the Adviser, the SubAdviser and/or any of their Representatives, the Adviser, the SubAdviser or such Representative shall provide (unless prohibited by law or regulation) the Sub-SubAdviser with prompt written notice in advance, if possible, but otherwise promptly thereafter, of any such request or requirement so that the Sub-SubAdviser may seek a protective order or other appropriate remedy at its own expense and/or waive compliance with the provisions of this Section 15. If, in the absence of a protective order or other remedy, or the receipt of a waiver of compliance with the provisions of this Section 15 by the Sub-SubAdviser, the Adviser, the SubAdviser or such Representative is nonetheless in the opinion of counsel legally required to disclose any Apollo Information, the Adviser, the SubAdviser or such Representative may, without liability hereunder, disclose that portion of the Apollo Information that it deems it is legally required to be disclosed.

(f)                As the Adviser, the SubAdviser, or the Sub-SubAdviser may each request, the Adviser, SubAdviser or Sub-SubAdvisor, as applicable, agrees to return or provide confirmation of the destruction of any confidential information that is not required to be maintained by law; provided, that each of the Adviser, SubAdviser, or Sub-SubAdviser, as applicable, may retain a copy of the confidential information for internal recordkeeping purposes.

16.              Business Continuity. The Sub-SubAdviser shall maintain business continuity, cyber-security, disaster recovery and backup capabilities and facilities, through which the Sub-SubAdviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-SubAdviser shall provide to the SubAdviser access to its written business continuity, cyber-security, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser, the SubAdviser and the Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-SubAdviser represents that it tests its plan(s) on at least an annual basis, and shall, at the SubAdviser’s request, provide the SubAdviser with information regarding the results of its testing.

17.              Limitation on Consultation. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-SubAdviser is not permitted to consult with any other sub-subadviser to the Fund or any sub-subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser or the SubAdviser serves as investment adviser concerning transactions for the Fund in securities or other assets. The Sub-SubAdviser is responsible only for providing advice with respect to the Allocated Assets.

18.              Cooperation. The Sub-SubAdviser shall cooperate reasonably with the Adviser and the SubAdviser for purposes of curing any regulatory or compliance breaches, filing any required reports, and responding to regulatory requests, in each case, related to the Fund, with the SEC or such other regulator having appropriate jurisdiction. The Adviser and SubAdviser shall furnish the Sub-SubAdviser and its representatives with the books and records in relation to the Allocated Assets and any additional financial, operating and other data and information in relation to the Allocated Assets as the Sub-SubAdviser may reasonably request.

19.              Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)                If to the Sub-SubAdviser:

Apollo Credit Management, LLC
Attention: [General Counsel]
Facsimile: [__]

(b)               If to the SubAdviser:

OppenheimerFunds, Inc.
225 Liberty Street, 11th Floor
New York, NY 10281-1008
Attention: Chief Investment Officer

With a copy to:

General Counsel
OFI Global Asset Management, Inc.
225 Liberty Street, 15th Floor
New York, NY 10281-1008

(c)                If to the Adviser:

[__]
Attention: [General Counsel]
Facsimile: [__]

Such notice shall be deemed effective when provided in accordance with this Section.

20.              Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State, and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

21.              Jurisdiction and Process; Waiver of Jury Trial.

(a)                Each of the Adviser, SubAdviser and the Sub-SubAdviser irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent permitted by applicable law, each of the Adviser, SubAdviser and the Sub-SubAdviser irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)               Each of the Adviser, SubAdviser and the Sub-SubAdviser consents to process being served by or on behalf such party in any suit, action or proceeding of the nature referred to in Section 21(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 19 or at such other address of which such party shall then have been notified pursuant to said Section. Each of the Adviser, SubAdviser and the Sub-SubAdviser agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)                Nothing in this Section 21 shall affect the right of any party to serve process in any manner permitted by law, or limit any right that such party may have to bring proceedings against the other in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)               THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

22.              Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

23.              Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC.

24.              Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

25.              Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

26.              Survival. The provisions of Sections 2(i), 6, 7, 8, 10, 11(d), 13, 15 and 18 will survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

SUB-SUBADVISER
Apollo Credit Management, LLC
By:	_________________________________
Name:
Title:

SUBADVISER
OppenheimerFunds, Inc.
By:	_________________________________
Name:	Krishna Memani
Title:	Chief Investment Officer

ADVISER
OFI Global Asset Management, Inc.
By:	_________________________________
Name:
Title:

EXHIBIT A

Sub-SubAdvisory Fee

The SubAdviser shall pay the Sub-SubAdviser as outlined below, with respect to and based on the amount of the net assets of the Fund comprising the Allocated Assets, as calculated on a daily basis.

•	0.90% per annum of the Allocated Assets when Allocated Assets are less than $600 million
•	0.85% per annum of the Allocated Assets when Allocated Assets are equal to or greater than $600 million but less than $1 billion
•	0.80% per annum of the Allocated Assets when Allocated Assets are equal to or greater than $1 billion

For the avoidance of doubt, as set forth in Section 5, the fee is computed daily, and is then payable monthly (within 10 business days following each month), such that, for a given month, the fee will be the aggregate of such daily calculations. The applicable sub-subadvisory fee rate (as determined above) will apply equally across the entire amount of the Allocated Assets. By way of example, at Allocated Assets of $700 million, the SubAdviser shall pay the Sub-SubAdviser .85% per annum of Allocated Assets.

SCHEDULE A
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APPENDIX B

Oppenheimer Denver Board Funds

Governance Committee Charter

As of July 24, 2014

A.	Its Role

The Governance Committee shall be one of the standing committees of the Oppenheimer Denver Board Funds (the "Funds").

B.	Membership and Procedure

1. The Committee shall have no fewer than three members. If any members of the Committee are not Trustees of a particular Fund, then the remaining members of the Committee will constitute the Committee for that Fund (even if that leaves fewer than three members of the Committee for that Fund). If the Chair of the Committee is not a Trustee of a particular Fund, the Board will elect a Chair for the Committee for that Fund, upon recommendation by the Chair.

2. The Governance Committee Chair and all Committee members shall be appointed by the Board, upon recommendation by the Chair of the Board. The Chair and all members shall serve, at the discretion of the Board, until the earlier of the conclusion of their term (as applicable) or their resignation, death, retirement or removal. The Governance Committee Chair shall serve for such term(s) specified in the Governance Guidelines.

3. Governance Committee vacancies shall be filled by the Board, upon recommendation by the Chair.

4. Except as expressly provided in this charter, the applicable Fund's declaration of trust or articles of incorporation, or its by-laws, or the Funds' governance guidelines, the Governance Committee shall determine its own rules of procedure.

5. All Committee members must be independent, which shall mean persons who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940), and will have not been affiliated with the Fund, its investment adviser, distributor or transfer agent for at least 5 years.

C. Duties and Responsibilities

In carrying out its responsibilities to the Funds, the Governance Committee shall:

1. Review the Governance Committee Charter annually, or more frequently as necessary or appropriate, and recommend to the Board any changes the Committee deems appropriate.

2. Review the Funds' Governance Guidelines annually, or more frequently as necessary or appropriate, and recommend to the Board any changes the Committee deems appropriate.

3. Consider and make recommendations to the Board regarding adoption of general fund governance policies and practices, including consideration of legal requirements and an annual review of “best practices” recommended or adopted by investment company trade associations or other professional organizations.

4. Screen and consider potential Board candidates pursuant to the “Oppenheimer Denver Board Funds’ Governance Committee Provisions with Respect to Nominations of Trustees” (attached in Appendix A).

5. Annually review all elements of Board member compensation and recommend appropriate changes for Board approval.

6. Have the authority and resources to engage any special counsel and other experts at the expense of any one or more of the Funds, as the Committee deems appropriate.

7. Review any potential conflicts of interest that may arise and are not already reviewed by another Committee.

8. Oversee the preparation of a survey and any other relevant materials necessary or desirable for the annual performance review of the Board in accordance with the Funds' Governance Guidelines. The Committee shall carry out the evaluation process, in consultation with the Board Chair, and focus on and any follow-up action deemed appropriate by the Board.

9. Annually review the relationships of each Board member with the Fund, its investment adviser, any subadviser and its principal underwriter and report to the Board regarding Board members’ independence.

10. Annually review appropriate information regarding Board member compliance with the Fund’s retirement policy, Board member participation in educational programs, and Board member investments in New York Board and Denver Board Funds.

APPENDIX A

Oppenheimer Denver Board Funds’ Governance Committee Provisions with Respect to Nominations of Trustees

1. The Committee will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the candidate’s background, skills, and experience will complement the background, skills, and experience of other Board members, both professionally and personally, and will contribute to the Board’s effectiveness, recognizing that bringing together a diverse group of individuals fosters different insights, new perspectives, and good decision-making. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other Trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.